OCTOBER 31, 1997

                                     ANNUAL
                                     REPORT

                               INSTITUTIONAL CLASS

                                  BALANCED FUND
                              GROWTH AND INCOME FUND
                                EQUITY INDEX FUND
                                   GROWTH FUND
                               SPECIAL GROWTH FUND
                            INTERNATIONAL EQUITY FUND



                              NOTICE TO INVESTORS

-Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

-Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.


TABLE OF CONTENTS
                                                                  Page(s)
SHAREOWNER LETTER...................................................1-2
PORTICO BALANCED FUND...............................................4-5
PORTICO GROWTH AND INCOME FUND......................................6-7
PORTICO EQUITY INDEX FUND...........................................8-9
PORTICO GROWTH FUND................................................10-11
PORTICO SPECIAL GROWTH FUND........................................12-13
PORTICO INTERNATIONAL EQUITY FUND..................................14-15
STATEMENT OF ASSETS AND LIABILITIES................................16-17
STATEMENT OF CHANGES IN NET ASSETS.................................18-19
FINANCIAL HIGHLIGHTS...............................................20-25
STATEMENT OF OPERATIONS..............................................26
SCHEDULE OF INVESTMENTS............................................27-50
NOTES TO THE FINANCIAL STATEMENTS..................................51-56
REPORT OF INDEPENDENT ACCOUNTANTS....................................57



                                                                  December, 1997
DEAR SHAREOWNER:

INVESTMENT REVIEW

Investors enjoyed strong financial market returns over the past year. Inflation was subdued, unemployment fell to its lowest level in a generation and consumer confidence soared. We witnessed a change in stock market leadership during the year as small and midcap stocks outperformed large cap stocks in the second half. This trend should continue as earnings growth slows for big companies and valuations improve for small and midcap stocks.

The year's stock market advance was bumpy, with significant declines in March, August and October. For the year, the Dow Jones Industrial Average rose over 1400 points, rewarding those investors who "stayed the course." The market's roller coaster ride was most unsettling in October. Responding to financial turmoil in Southeast Asia, the Dow plunged 556 points on October 27th, the largest single-day point decline in history. Then, to make things interesting, the market set another record the next day, rising 337 points. The bond market also got into the volatility act as the yield on the 30-year U.S. Treasury bond gyrated between 6.13% and 7.17% during the year.

IT'S TIME, NOT TIMING

We believe the best advice for times like these is "it's time, not timing." In volatile markets, our consistent approach to investing, featuring our structured fixed income and growth-at-a-reasonable-price equity management styles, is especially attractive. For our investors, it's reassuring to know we offer investment strategies with no hidden surprises.

Along with an eventful year in the markets, we were busy evaluating the Portico Family of Funds. We made several enhancements to the Portico lineup during the year. These enhancements include:

-A pure midcap stock focus for Portico Special Growth Fund.

-A new small cap stock fund, Portico Emerging Growth Fund, launched August 15,
 1997.

-A name change for Portico MidCore Growth Fund. The new name, Portico Growth
 Fund, reflects the Fund's new focus on large cap stocks.

-A new sub-adviser and a move from passive to active management for Portico
 International Equity Fund.

-A new balanced fund, Portico Balanced Income Fund, launched December 1, 1997.

A NAME CHANGE FOR PORTICO FUNDS: FIRSTAR FUNDS

As previously announced, we will change our name to Firstar Funds on February 1, 1998. Changing our name allows us to take advantage of the Firstar identity in markets where Firstar has a presence. This also eliminates confusion over the relationship between Firstar and Portico. Again, we want to emphasize, THIS IN NO WAY AFFECTS HOW YOUR FUNDS ARE MANAGED. It's a change in name only. Once the name change takes effect, you can expect all sales materials, shareowner communications, newspaper listings and our web site to carry the new Firstar Funds name.

MARKET OUTLOOK

Before looking ahead, let's revisit our economic and market forecast from last year's annual report. We're pleased to report we got most of the important trends right. We correctly anticipated a sooner-than-expected balanced Federal budget and we accurately forecast a stronger-than-expected American consumer. While our forecast of 5% nominal growth for the U.S. economy was right on, we underestimated "real" (inflation-adjusted) growth and overestimated inflation.

Corporate profits were better than we expected, especially for the "mega" companies that dominate the S&P 500 Stock Index. We underestimated Corporate America's ability to continuously improve productivity, enabling profit margins to expand despite today's competitive, no-pricing-power, global marketplace. Strong profit growth and low inflation led to higher stock returns than we expected, although at the time, we felt rather bold forecasting an above-average year for the market. Bond market total returns were below our forecast, although investors earned historically high real yields, thanks to low inflation.


Looking ahead, our forecast for 1998 includes the following:

-Pacific Rim economic activity will decline while their devalued currencies make their exports cheaper and limit the ability of U.S. firms to raise prices.

-The Asian "wave of deflation" will offset inflation pressures from rising wages and higher capacity utilization in the U.S.

-Further U.S. economic expansion will require strong job and consumer spending growth to offset weakness in the government, healthcare and foreign trade sectors.

-The Federal budget will be balanced in 1998 due to higher-than-forecast tax receipts and continued spending restraint.

-Moderate economic growth and low inflation will persist through 1998 with a 3% inflation-adjusted gain in gross domestic product (GDP) and a 2% rise in consumer prices (CPI).

-Despite solid economic underpinnings, the financial markets will experience above-average volatility.

-Due to lower-than-expected inflation, real yields for fixed income investments will remain at the upper end of their historical range.

-Long-term interest rates will decline gradually as a balanced Federal budget reduces the supply of bonds and high real yields attract investors whipsawed by stock market volatility.

-With household liquidity at a record $1.6 trillion, cash flow into the stock market will be robust.

-The U.S. stock market will be the world's market of choice in 1998.

-Stock market returns will be above-average in 1998. History shows a 15% average annual return for stocks in years when inflation is low (+2-5% gain in CPI) with 1966 the last year the market declined in a low inflation environment.

-S&P 500 companies will earn $48 per share in profits for 1998, yielding a twelve month price target for the Index in the 1000 to 1100 range, up 10-20% from October 31, 1997 levels.

-Small and midcap stocks will outperform as earnings gains for large and mega-sized multinational companies slow, prompting investors to place higher valuations on faster growing small and medium-sized domestically-focused companies.

IN SUMMARY

Inflation is the single most important variable in the outlook for stock and bond market returns. Intense global competition, improved productivity through technology and restrained growth in government should keep the inflation genie "bottled up." Prospects for further financial market gains are bright. Just remember, patience and perseverance win the investment marathon.

We appreciate your continued confidence in the Portico Family of Funds and urge you to read the following portfolio reviews.


<PHOTO>                                    <PHOTO>
J. SCOTT HARKNESS, CFA                     MARY ELLEN STANEK, CFA
Chairman/Chief                             President
Investment Officer
Firstar Investment Research & Management Company, LLC


                      This page intentionally left blank.



                                 BALANCED FUND

Portico Balanced Fund provided a respectable +18.4% return for the year ended October 31, 1997, finishing within "hailing distance" of the +20.1% return posted by the Lipper Balanced Fund Index. Our modest underperformance versus the Lipper Index reflects the Fund's emphasis on small and medium-sized company stocks (market capitalizations below $3 billion). Small and midcap company stocks underperformed large company stocks during the year. For example, the large company dominated S&P 500 Stock Index gained +32.1% while the Russell Midcap and Russell 2000 (small cap) Indexes provided +28.8% and +29.3% returns, respectively. As of October 31, 47% of the Fund's equity component was invested in companies with market capitalizations below $3 billion.

Sector selection provided an incremental benefit to our equity performance. The Fund was overweighted in finance, technology and consumer cyclical stocks, the top-performing sectors last year. We continue to find all three sectors attractive, despite their recent strength. We're still able to find stocks that are reasonably priced relative to their long-term earnings growth rates. Stock selection in the finance sector emphasizes companies that benefit from the increased savings rate of the "baby boomers", who are accumulating assets for retirement. Technology is a driving force in our economy and presents many exciting growth opportunities. Finally, low unemployment and strong income gains have boosted consumer confidence to record levels. Companies that benefit from discretionary consumer spending are showing better-than-expected earnings gains.

Portico Balanced Fund follows a diversified investment strategy, emphasizing common stocks for capital appreciation and fixed-income securities for stability and current income. Asset allocation as of October 31, 1997 was 55% common stocks, 36% bonds, and 9% money market instruments.

The fixed-income component of Portico Balanced Fund is managed using an "enhanced-index" or "structured" approach. The objective of the Fund's fixed-income segment is to provide an annual rate of total return comparable to the return of the Lehman Brothers Government/Corporate Bond Index. A decline in interest rates during the year (the yield on the 10-year U.S. Treasury Note dropped from 6.3% to 5.8%) boosted the total return of the Lehman Brothers Government/Corporate Bond Index to +8.8%. While not as impressive as the stock market's return, this represents a generous real rate of return when compared to inflation, which rose just 2.1% during this period.

The Fund's bond holdings have an average maturity of 9.9 years and a duration of
5.2 years. (Duration measures the price sensitivity of the Fund's bond holdings to changes in interest rates. The longer the duration, the greater the price swing for a given move in rates.) The Fund's holdings are high quality with over 60% of the fixed-income segment invested in securities rated Aaa/AAA or higher by Moody's or Standard & Poor's. In the non-government sector of the bond market, we follow a research-intensive selection process focused exclusively on investment grade issues (Portico Balanced Fund does not invest in "high-yield" or "junk" bonds). Sectors that we currently favor include finance, banking and brokerage. The Fund's asset-backed holdings are all rated Aaa/AAA and represent the highest credit quality investments available in the non-government sector.

Portico Balanced Fund combines the growth potential of stocks with the stability of high quality bonds. For investors unnerved by the occasional "squall" in the stock market, the Fund's fixed-income holdings are a good "anchor-to-the-wind." We are optimistic for the year ahead and appreciate your continued support and confidence in Portico Balanced Fund.


<PHOTO>                                 <PHOTO>
MARIAN E. ZENTMYER, CFA, CFP            TERESA R. WESTMAN, CFA


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research &Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Portfolio Manager co-manage the Fund, Teresa since its inception on March 30, 1992, and Marian since June 19, 1996. Marian has been with Firstar since 1982 and has 19 years of investment management experience. She received her BAfrom Stanford University in 1978. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BAfrom Augustana College in 1985 and her MBAfrom the University of Chicago in 1991. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Teresa is a Chartered Financial Analyst.


                         3/30/92   10/92  10/93   10/94  10/95   10/96  10/97
                         -------   -----  -----   -----  -----   -----  -----
PORTICO BALANCED
  FUND                   10,000   10,372  11,771 11,662  13,969 15,724  18,615

LIPPER BALANCED FUND
  INDEX                  10,000   10,481  12,167 12,093  14,220 16,281  19,553

S&P 500 STOCK INDEX      10,000   10,548  12,124 12,593  15,923 19,760  26,106

This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                             Since Inception
                               1 Year   3 Years   5 Years        3/30/92
                               ------   -------   -------        -------
PORTICO BALANCED
  FUND                          18.4       16.9     12.4           11.8

LIPPER BALANCED FUND INDEX*     20.1       17.4     13.3           12.7

S&P 500 STOCK INDEX**           32.1       27.5     19.9           18.7

* The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.

** The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 10/31/97
-----------------------------------
TYCO INTERNATIONAL, LTD.       1.2%
CUC INTERNATIONAL, INC.        1.0%
MBIA, INC.                     1.0%
LINCARE HOLDINGS, INC.         1.0%
SUNGARD DATA SYSTEMS, INC.     0.9%
Portfolio holdings are subject to
change and are not a representation
of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/97
-----------------------------------
$208,408,180


                             GROWTH AND INCOME FUND

Portico Growth and Income Fund continues to provide competitive returns when compared to its benchmarks. For the year ended October, the Fund posted a strong +30.8% return, just behind the +32.1% gain of the S&P 500 Stock Index, but comfortably ahead of the returns of the Lipper Growth & Income Index (+28.0%) and the Lipper Equity Income Index (+26.7%).

The Growth and Income Fund's emphasis on dividend yield results in a chronic underweighting of the technology sector. Since technology was among the top-performing S&P 500 sectors during the past year, this hampered the Fund's return versus the Index. The Fund's strong performance relative to the Lipper Indexes can be attributed to significant exposure in two other top-performing market sectors: finance and consumer cyclicals. The finance sector's performance was driven by persistent earnings gains, no signs of inflation and lower interest rates. Contributing to the Growth and Income Fund's solid performance in the finance sector were holdings in Bank of New York, MGIC, Northern Trust, Norwest Bancorp, Reliastar and Western National.

Low unemployment and improving income gains boosted consumer confidence, resulting in impressive returns for stocks in the consumer cyclicals sector. The Fund was double-weighted versus the market in this sector and outperformed with strong results from The Gap, Interpublic Group and The New York Times. In the consumer staples sector, stock selection played a key role with the Fund outperforming the market thanks to winners CVS Corp. and McKesson (both companies benefit from rising trends for prescriptions). Other stocks with a favorable impact on the Fund's performance during the last year were Tyco International, Pfizer and Xerox.

The market was volatile during the past year with significant declines in March, August and October. Recurring inflation fears and, most recently, the economic crisis in Southeast Asia caused the bull market to stumble. We used market volatility to initiate positions in companies that meet our investment criteria with new holdings in WW Grainger (as a major industrial distributor, Grainger benefits from the trend toward corporate outsourcing), Warner-Lambert (we expect an acceleration in earnings growth over the next three years due to several new blockbuster drugs), and Travelers Group (the recent acquisition of Salomon offers tremendous opportunities for this financial services company). See page 32 for a complete listing of portfolio holdings.

Going forward, the Fund is well-positioned to provide competitive returns. After reviewing our Asian exposure, we anticipate only a modest impact on the companies we own. Our intensive, company-focused research process not only helps us to identify "undiscovered gems", but also helps us to avoid "negative surprises." Our sell discipline, taking profits when stocks are fully valued and eliminating companies where business trends are deteriorating, along with our broad sector diversification strategy should enable the Fund to successfully navigate today's market turbulence. The Growth and Income Fund's strong performance during October, declining just -1.4% while the S&P 500 was down - 3.3%, illustrates the risk control built into our approach.

By sticking to our proven buy and sell disciplines, we believe the Fund can continue to provide attractive returns for shareowners.

Thank you for your confidence in Portico Growth and Income Fund.


<PHOTO>                            <PHOTO>
MARIAN E. ZENTMYER, CFA, CFP       MAYA K. BITTAR, CFA


PORTFOLIO MANAGER PROFILE
----------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research &Management Company, LLC (FIRMCO) and MAYA K. BITTAR, CFA, Vice President and Portfolio Manager co-manage the Fund, Marian since February 22, 1993, and Maya since October 1, 1995. Marian has been with Firstar since 1982 and has 19 years of investment management experience. She received her BAfrom Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991from the University of Wisconsin. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst.

                          12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   -----     -----     -----     -----     -----     -----     -----     -----
PORTICO GROWTH AND
  INCOME FUND              10,000    9,304    11,688    12,368    13,596    13,846   17,307    21,963     28,734

S&P 500 STOCK INDEX        10,000    8,855    11,821    12,999    14,941    15,519   19,622    24,351     32,170

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                               Since Inception
                                   1 Year   3 Years   5 Years     12/29/89
                                   ------   -------   -------     ---------
PORTICO GROWTH AND INCOME FUND      30.8     27.5      18.4         14.4
S&P 500 STOCK INDEX*                32.1     27.5      19.9         16.1

* The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 10/31/97
------------------------------------
GAP, INC.                      3.7%
TYCO INTERNATIONAL, LTD.       3.4%
MGICINVESTMENT CORPORATION     3.2%
MCKESSON CORPORATION           3.1%
XEROX CORPORATION              3.0%
Portfolio holdings are subject to
change and are not a representation
of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/97
------------------------------------
$494,089,535



                               EQUITY INDEX FUND

Portico Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Stock Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions; rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion with their relative capitalization and sector weightings.

Portico Equity Index Fund's net asset value of $63.16 on October 31, 1997 represents a total return of +31.4% for the 12-month period, which was comparable to the S&P 500's return of +32.1% over the same period.

We believe that by applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, as well as using S&P 500 futures contracts to equitize the cash, the Fund should reasonably track the performance of the Index.


<PHOTO>                            <PHOTO>
DANIEL A. TRANCHITA, CFA           CARL J. SMITH


PORTFOLIO MANAGER PROFILE
------------------------------------------------------------------------------
DANIEL A. TRANCHITA, CFA Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and CARL J. SMITH, Assistant Vice President and Portfolio Manager co-manage the Fund - Dan since July 1, 1992 and Carl since January 1, 1996. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst. Carl has been with Firstar since 1982 and has four years of investment management experience. He received his BS in 1994 from Cardinal Stritch College.

                          12/29/89   10/90    10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   -----    -----     -----     -----     -----     -----     -----     -----
PORTICO EQUITY INDEX
  FUND                      10,000  8,854     11,767    12,869   14,644     15,157   19,101    23,624     31,037
S&P 500 STOCK INDEX         10,000  8,855     11,821    12,999   14,941     15,519   19,622    24,351     32,170

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                         Since Inception
                            1 Year   3 Years   5 Years       12/29/89
                           -------   -------   -------       --------
PORTICO EQUITY INDEX FUND    31.4      27.0      19.2          15.5
S&P 500 STOCK INDEX*         32.1      27.5      19.9          16.1

* The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 10/31/97
------------------------------------
GENERAL ELECTRIC COMPANY       2.8%
MICROSOFT CORPORATION          2.1%
EXXON CORPORATION              2.0%
COCA-COLA COMPANY              1.9%
INTEL CORPORATION              1.7%
Portfolio holdings are subject to
change and are not a representation
of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/97
------------------------------------
$392,625,201



                                  GROWTH FUND

Portico Growth Fund achieved a +21.6% total return for the twelve months ended October 31, 1997. While we are pleased with the Fund's absolute return, we are not satisfied with the return relative to the Fund's benchmarks. During this same time period, the S&P 500 Stock Index posted a +32.1% return while the S&P MidCap 400 Index gained +32.7% and the Lipper Growth Fund Index advanced +28.4%.

Significantly impacting the relative performance of the Fund during the year was the market capitalization of the portfolio's holdings. In April's semi-annual report, the weighted-average market capitalization of the Fund was reported at $11.9 billion. On October 31, 1997, the weighted-average market capitalization was $17.9 billion, a 50% increase. In May, we changed the name of the Fund from Portico MidCore Growth Fund to Portico Growth Fund. While no major change in objectives or investment strategy occurred (we continue to invest in medium to large-sized companies), we made a conscious decision to increase the average market capitalization of the portfolio's holdings. We made this decision for two reasons. First, to better differentiate Portico Growth Fund from our medium-sized company portfolio, Portico Special Growth Fund. And second, to better reflect the capitalization characteristics of the Fund's benchmark, the S&P 500 Stock Index.

The timing of this decision hurt the Fund's return. Large company stocks performed poorly compared to medium-sized company stocks in the May-October time period. Conversely, large company stocks dominated medium-sized company stocks during the November 1996 to April 1997 time period. For example, combining the return of the S&P MidCap 400 Index for the first half of the fiscal year with the return of the S&P 500 Index for the second half produces a +23.1% return for the full year. Although this timing difference hurt our fiscal year return, we are encouraged by the fact that the Fund's +16.1% return during the last six months of the year comfortably exceeded the +15.2% return of the S&P 500.

Over the last year, the Fund's over-weighted position in finance, one of the market's top-performing sectors, was well rewarded with excellent returns from MBNA and MGIC. Extensive holdings in consumer cyclical stocks, another strong sector, including companies such as Carnival Cruise Lines, CUC International, Harley Davidson, Interpublic Group, and Pittston Brinks, were positive contributors to the Fund's performance. Together, the finance and consumer cyclical sectors represented 42% of the Growth Fund's holdings. Offsetting our positive relative performance in these two sectors was weakness in our healthcare and technology investments. Deteriorating business trends for core holdings Columbia/HCA, Electronic Data Systems, First Data, and IKON Office Solutions resulted in poor stock performance and negatively impacted the Fund's return.

The Fund added several new positions during the last six months, particularly in the large company area. Disney will soon open another gate attraction in Orlando, called "Animal Kingdom." Historically, new attractions are a positive for the stock's valuation. Travelers, a large financial services provider, should have strong earnings growth over the next year as recently acquired Salomon is integrated. Lucent Technologies, spun out of AT&T in 1996, is growing rapidly as an independent company as demand for communication networks continues to accelerate both domestically and abroad. See page 41 for a complete listing of portfolio holdings.

Looking forward, we are optimistic. The current economic environment, characterized by low unemployment, low inflation and strong corporate profit growth, is ideal for the stock market. Increased market volatility should provide more opportunities to purchase quality, persistent growth companies at attractive prices. We intend to take advantage of these opportunities.

We appreciate your patience during this transition year for Portico Growth Fund. We believe the shift in Fund focus to larger company stocks strengthens the Portico Fund "lineup." We are committed to the diligent execution of our growth-at-a-reasonable-price strategy and look forward to generating strong relative investment performance for our shareowners in the new year.



<PHOTO>                       <PHOTO>                  <PHOTO>
MARIAN E. ZENTMYER, CFA, CFP  MAYA K. BITTAR, CFA      WALTER DEWEY, CFA


PORTFOLIO MANAGER PROFILE
----------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), MAYA K. BITTAR, CFA, Vice President and Portfolio Manager and WALTER DEWEY, CFA, Vice President and Senior Portfolio Manager co-manage the Fund -- Marian since June 19, 1996, Maya since December 1, 1996, and Walter since July 7, 1997. Marian has been with Firstar since 1982 and has 19 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Walter has been with Firstar since 1986 and has 14 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin.


                       12/29/92  10/93     10/94     10/95     10/96    10/97
                       --------  -----     -----     -----     -----    -----
PORTICO GROWTH FUND    10,000   10,753    10,813    12,927    15,360  18,671
S&P 500 STOCK INDEX    10,000   10,981    11,406    14,422    17,898  23,645

This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                    Since Inception
                                1 Year   3 Years        12/29/92
                                ------   -------        --------
PORTICO GROWTH FUND              21.6      20.0           13.8
S&P 500 STOCK INDEX*             32.1      27.5           19.5

 The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 10/31/97
------------------------------------
TYCO INTERNATIONAL, LTD.       3.6%
MBIA, INC.                     3.3%
CUC INTERNATIONAL, INC.        3.0%
PITTSTON BRINK'S GROUP         2.6%
SUNGARD DATA SYSTEMS, INC      2.5%
Portfolio holdings are subject to
change and are not a representation
of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/97
------------------------------------
$206,692,558



                              SPECIAL GROWTH FUND

Portico Special Growth Fund gained +22.4% for the fiscal year ended October 31, 1997, compared to a +32.7% return for the S&P MidCap 400 Index and a +27.2% return for the Wilshire MidCap 750 Index. The Fund's return lagged the S&P 500 Stock Index return of +32.1% during the fiscal year as large company stocks outpaced most mid and small cap stocks. However, in the final three months of the fiscal year, midcap and small cap companies significantly out-gained larger companies. Since inception on December 28, 1989, your Fund's return has been competitive, gaining an average +16.1% annually against returns of +15.3% for the Wilshire MidCap 750 Index and +16.1% for the S&P 500 Stock Index.

Over the past fiscal year, the Fund continued to be overweighted in the areas of finance, health care, consumer cyclicals, and technology sectors. The Fund's relative-return was hurt by its double weighting in health care which was one of the weakest performing sectors of the S&P MidCap 400 Index, posting a modest +6% return for the year. However, the Fund benefited from a 22% weighting in finance stocks. The Fund's finance holdings gained +52% versus a +61% return for the finance sector of the Index. We continued to underweight slower growing sectors such as transportation, utilities, and energy. Though these sectors were above average performers in the fiscal year, our investment philosophy emphasizes sustainable growth and consistent operating results.

During fiscal 1997, Charles Schwab, Quick & Reilly, Health Management Associates, Dollar General, and General Nutrition each added over +1% to the Fund's return. Laggards Oxford Health, Chesapeake Energy, Xilinx, and Credit Acceptance cost the Fund over 3% of performance. However, only Oxford Health impacted the Fund by more than 1%. See page 43 for a complete listing of portfolio holdings.

With a weighted average market capitalization of $3.1 billion, the Fund is in lockstep with the S&P MidCap 400 Index and is significantly below the $50 billion weighted average capitalization of the S&P 500 Stock Index. The Fund's weighted price-to-earnings ratio is currently 21X, similar to that of the S&P MidCap 400 Index and the S&P 500 Stock Index. However, the estimated earnings growth of the Fund's holdings is significantly higher than both indices. We believe the midcap area of the domestic equity market offers good value at current price, hence, we remain fully invested.

We feel Portico Special Growth is well positioned to benefit from the high relative growth rates of mid-sized companies. We appreciate your continued support.


<PHOTO>                            <PHOTO>
J. SCOTT HARKNESS, CFA             TODD M. KRIEG, CFA, JD


PORTFOLIO MANAGER PROFILE
------------------------------------------------------------------------------
J. SCOTT HARKNESS, CFA, Chief Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO), and TODD M. KRIEG, CFA, JD, Vice President, Portfolio Manager and Research Director co-manage the Fund - Scott since its inception on December 28, 1989 and Todd since September 1994. Scott has been with Firstar for 17 years and has more than 19 years of investment management experience. He received his BA from the University of Wisconsin in 1977. Todd has been with Firstar for five years and received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Scott and Todd are both Chartered Financial Analysts.




                          12/29/89   10/90     10/91     10/92     10/93     10/94     10/95     10/96     10/97
                          --------   -----     -----     -----     -----     -----     -----     -----     -----
PORTICO SPECIAL
  GROWTH FUND               10,000  8,953     14,346    15,617   18,138     18,641   23,449    26,399     32,323

S&P MIDCAP 400              10,000  8,293     13,360    14,804   17,992     18,420   22,327    26,200     34,760
S&P 500 STOCK INDEX         10,000  8,855     11,821    12,999   14,941     15,519   19,622    24,351     32,170

This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                         Since Inception
                                1 Year  3 Years  5 Years     12/28/89
                                ------  -------  -------    ---------

PORTICO SPECIAL GROWTH FUND       22.4    20.1     15.7       16.1
S&P 500 STOCK INDEX*              32.1    27.5     19.9       16.1
S&P MIDCAP 400 INDEX**            32.7    23.6     18.6       17.2

* The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

**The S&P MidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard &Poor's with a median capitalization of approximately $700 million.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 HOLDINGS 10/31/97
-------------------------------------------
PROTECTIVE LIFE CORPORATION           3.6%
HEALTH MANAGEMENT ASSOCIATES, INC.    3.4%
AMBAC, INC.                           3.3%
SHARED MEDICAL SYSTEMS CORPORATION    3.2%
THE CHARLES SCHWAB CORPORATION        3.1%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/97
-------------------------------------------
$716,424,422



                           INTERNATIONAL EQUITY FUND

The change in sub-adviser from State Street Global Advisors to Hansberger Global Investors (HGI) for Portico International Equity Fund took effect on September 2, 1997. Hansberger is headquartered in Fort Lauderdale, Florida with offices in Dublin, Hong Kong, and Moscow. As of October 31, 1997, HGI had approximately $1.4 billion in assets under management for separate, private and institutional accounts and investment companies.

Hansberger's research discipline, a significant change from the passive style employed by the previous sub-adviser, is a fundamental, bottom-up approach searching internationally for undervalued companies. This research focuses on over 50 developed and emerging markets.

Portico International Equity Fund's restructuring occurred throughout September, with the number of holdings falling from 780 to 169. The current portfolio is well diversified across many industries and 38 markets. Among the most significant changes to the Fund's market allocation has been reduced exposure to Germany, Japan, France, and Italy. Previously representing 65% of the Fund, these markets now account for approximately 15% of the Fund's portfolio. The largest market exposure is now the Great Britain, which represents approximately 15% of the portfolio.

The investment environment in Asia has changed in recent months with an overabundance of pessimism -- a change which has created enthusiasm among Hansberger analysts as this recent volatility in global markets has made companies inexpensive and/or overlooked. Overall, despite the uncertainty in the current financial markets, we remain optimistic as long-term value investors.

As always, we continue to believe investing internationally is an effective strategy to diversify your portfolio while offering the potential for attractive returns over the long-term.

Note: Investments in foreign securities involve some risk not associated with investments in domestic securities such as foreign currency fluctuations, and economic and political risks.


<PHOTO>           <PHOTO>           <PHOTO>            <PHOTO>
JAMES E. CHANEY   JOHN HOCK, CFA    ROBERT MAZUELOS    DANIEL TRANCHITA, CFA

PORTFOLIO MANAGER PROFILE
----------------------------------------------------------------------
JAMES E. CHANEY, Chief Investment Officer of Hansberger Global Investors, Inc.
(HGI), the Fund's sub-adviser, JOHN HOCK, CFA, Research Analyst and Assistant Portfolio Manager of HGI, ROBERT MAZUELOS, Research Analyst and Assistant Portfolio Manager of HGI, and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO), the Fund's adviser, co-manage the Fund -- James, John and Robert since September 2, 1997 (when the sub-advisory agreement with HGI went into affect) and Dan since the funds inception April 28, 1994. Jim has been with HGI since 1996 and has 13 years of investment management experience. He received his BS from the University of Massachusetts - Amherst in 1979, his MS from Northeastern University in 1983 and his MBA from Columbia University in 1987. John has been with HGI since 1995 and has seven years of investment management experience. He received his BS from Cornell University in 1990 and his MBA from New York University in 1995. John is a Chartered Financial Analyst. Robert has been with HGI since 1995 and has seven years of investment management experience. He received his BS from the University of Florida in 1990. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.


                          4/28/94       10/94     10/95     10/96     10/97
                          --------      -----    ------    ------     -----
PORTICO INTERNATIONAL
  EQUITY FUND              10,000       9,995     9,620    10,410     9,879
EAFE INDEX                 10,000      10,429    10,390    11,478    12,009


This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                                         Since Inception
                                     1 Year   3 Years        4/28/94
                                     ------   -------        -------
PORTICO INTERNATIONAL EQUITY          (5.1)    (0.4)          (0.3)
  FUND

EAFE Index*                           4.6       4.8            5.4


* The Morgan Stanely Capital International Europe, Australia and Far East Index ("MSCI/EAFE") is an unmanaged index composed of companies representative of the market structure of 20 Eurpoean and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares have been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 COUNTRIES 10/31/97
-----------------------------------
GREAT BRITAIN                 15.4%
JAPAN                          6.2%
HONG KONG                      5.3%
SPAIN                          4.9%
FRANCE                         4.7%
Portfolio holdings are subject to
change and are not a representation
of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 10/31/97
-----------------------------------
$63,707,801



STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1997
                                                         GROWTH
                                            BALANCED   AND INCOME  EQUITY INDEX
                                              FUND        FUND         FUND
                                              ----        ----         ----
ASSETS:
  Investments, at value (cost $173,221,
     $348,011, $239,687, $150,334,
     $548,046 and $69,751, respectively)    $208,182     $500,737    $392,365
  Foreign currency (cost $522)                     -            -           -
  Income receivable                            1,131          881         557
  Capital shares sold                            556        1,107       1,939
  Receivable for securities sold                 871            -         575
  Receivable for foreign currency sold             -            -           -
  Other assets                                     6           27          14
                                           ---------    ---------   ---------
     Total Assets                            210,746      502,752     395,450
                                           ---------    ---------   ---------

LIABILITIES:
  Payable for securities purchased             1,945        7,970       2,084
  Payable for foreign currency purchased           -            -           -
  Capital shares redeemed                        193          211         525
  Payable to affiliates                          179          441         189
  Accrued expenses and other liabilities          21           40          27
                                           ---------    ---------   ---------
     Total Liabilities                         2,338        8,662       2,825
                                           ---------    ---------   ---------

NET ASSETS                                  $208,408     $494,090    $392,625
                                           =========    =========   =========

NET ASSETS CONSIST OF:
  Capital stock                             $156,308     $323,132    $232,915
  Undistributed net investment income
     (loss)                                      460          535         513
  Undistributed accumulated net
     realized gains on:
     Investments                              16,679       17,697       6,563
  Unrealized net appreciation
     (depreciation) on:
     Investments                              34,961      152,726     152,678
     Futures contracts                             -            -        (44)
     Foreign currency                              -            -           -
                                           ---------    ---------   ---------
     Total Net Assets                       $208,408     $494,090    $392,625
                                           =========    =========   =========

SERIES A:
  Net assets                                $ 44,026     $128,070    $ 76,866
  Shares authorized ($.0001 par value)       500,000      500,000     500,000
  Shares issued and outstanding                1,444        3,264       1,218
  Net asset value and redemption price
     per share <F1>                           $30.48       $39.24      $63.11
                                           =========    =========   =========
  Maximum offering price per share <F1>       $31.75       $40.88      $65.74
                                           =========    =========   =========

SERIES INSTITUTIONAL:
  Net assets                                $164,382     $366,020    $315,759
  Shares authorized ($.0001 par value)       500,000      500,000     500,000
  Shares issued and outstanding                5,388        9,319       5,000
  Net asset value, redemption price
     and offering price per share <F1>        $30.51       $39.28      $63.16
                                           =========    =========   =========



STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
OCTOBER 31, 1997

                                                         SPECIAL   INTERNATIONAL
                                             GROWTH       GROWTH      EQUITY
                                              FUND         FUND        FUND
                                              ----         ----        ----
ASSETS:
  Investments, at value (cost $173,221,
     $348,011, $239,687, $150,334,
     $548,046 and $69,761, respectively)    $207,654     $721,245     $63,527
  Foreign currency (cost $522)                     -            -         523
  Income receivable                              142          170         271
  Capital shares sold                            502        1,108         895
  Receivable for securities sold                 631       10,247         134
  Receivable for foreign currency sold             -            -           1
  Other asset                                      9            6          21
                                           ---------    ---------   ---------
     Total Assets                            208,938      732,776      65,372
                                           ---------    ---------   ---------

LIABILITIES:
  Payable for securities purchased             1,875       15,025         431
  Payable for foreign currency purchased           -            -          29
  Capital shares redeemed                        151          611          70
  Payable to affiliates                          201          681         260
  Accrued expenses and other liabilities          18           35         874
                                           ---------    ---------   ---------
     Total Liabilities                         2,245       16,352       1,664
                                           ---------    ---------   ---------
NET ASSETS                                  $206,693     $716,424     $63,708
                                           =========    =========   =========

NET ASSETS CONSIST OF:
  Capital stock                             $119,330     $472,794     $68,403
  Undistributed net investment
     income (loss)                               121          (2)         275
  Undistributed accumulated net
     realized gains on:
     Investments                              29,922       70,433       1,254
  Unrealized net appreciation
     (depreciation) on:
     Investments                              57,320      173,199     (6,224)
     Futures contracts                             -            -           -
     Foreign currency                              -            -           -
                                           ---------    ---------   ---------
     Total Net Assets                       $206,693     $716,424     $63,708
                                           =========    =========   =========

SERIES A:
  Net assets                                $ 25,043     $147,396     $ 6,502
  Shares authorized ($.0001 par value)       500,000      500,000     500,000
  Shares issued and outstanding                  710        3,323         350
  Net asset value and redemption price
     per share <F1>                           $35.27       $44.36      $18.58
                                           =========    =========   =========
  Maximum offering price per share <F1>       $36.74       $46.21      $19.35
                                           =========    =========   =========

SERIES INSTITUTIONAL:
  Net assets                                $181,650     $569,028    $ 57,206
  Shares authorized ($.0001 par value)       500,000      500,000     500,000
  Shares issued and outstanding                5,120       12,729       3,068
  Net asset value, redemption price and
     offering price per share <F1>            $35.48       $44.70      $18.64
                                           =========    =========   =========

<F1> Amounts may not recalculate due to rounding.

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                       BALANCED FUND      GROWTH AND INCOME FUND
                                       --------------        ---------------
                                         Year ended             Year ended
                                        October 31,            October 31,
                                   ---------------------   -------------------
                                       1997       1996       1997       1996
                                       ----       ----       ----       ----

OPERATIONS:
  Net investment income (loss)     $  4,197    $  2,939   $  5,272   $  4,076
  Net realized gain on:
     Investments                     17,108       9,418     17,736     25,182
     Foreign currency                     -           -          -          -
  Change in unrealized appreciation
     (depreciation) on:
     Investments                      9,540       4,478     83,976     29,232
     Foreign currency                     -           -          -          -
                                   --------    --------   --------   --------
  Net increase in net assets
     resulting from operations       30,845      16,835    106,984     58,490
                                   --------    --------   --------   --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                        82,936      65,662    182,721     83,323
  Shares issued to owners in
     reinvestment of dividends       13,325       5,339     27,125     11,607
  Shares redeemed                  (63,501)    (50,314)   (90,531)   (47,816)
                                   --------    --------   --------   --------
  Net increase (decrease) in
     net assets as a result of
     capital share transactions      32,760      20,687    119,315     47,114
                                   --------    --------   --------   --------

DISTRIBUTIONS TO SERIES A
  SHAREOWNERS:
  From net investment income          (722)       (449)    (1,107)      (724)
  From net realized gains           (1,751)       (485)    (5,918)    (1,827)
                                   --------    --------   --------   --------
                                    (2,473)       (934)    (7,025)    (2,551)
                                   --------    --------   --------   --------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREOWNERS:
  From net investment income        (3,385)     (2,354)    (4,136)    (3,021)
  From net realized gains           (7,788)     (2,169)   (19,246)    (7,010)
                                   --------    --------   --------   --------
                                   (11,173)     (4,523)   (23,382)   (10,031)
                                   --------    --------   --------   --------

TOTAL INCREASE IN NET ASSETS         49,959      32,065    195,892     93,022

NET ASSETS:
  Beginning of year                 158,449     126,384    298,198    205,176
                                   --------    --------   --------   --------

  End of year (including
     undistributed net
     investment income (loss)
     of $460, $367, $535, $507,
     $513, $382, $121, $(2),
     $(2), $(1), $275 and $207,
     respectively)                 $208,408    $158,449   $494,090   $298,198
                                   ========    ========   ========   ========

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
(AMOUNTS IN THOUSANDS)

                                      EQUITY INDEX FUND        GROWTH FUND
                                      -----------------        -----------
                                          Year ended           Year ended
                                         October 31,           October 31,
                                     -------------------      ------------
                                       1997       1996       1997       1996
                                       ----       ----       ----       ----

OPERATIONS:
  Net investment income (loss)     $  5,279     $ 4,423    $   119   $  (103)
  Net realized gain on:
     Investments                      7,245       2,908     30,037     12,442
     Foreign currency                     -           -          -          -
  Change in unrealized appreciation
     (depreciation) on:
     Investments                     68,766      38,137      6,762     15,736
     Foreign currency                     -           -          -          -
                                   --------    --------   --------   --------

  Net increase in net assets
     resulting from operations       81,290      45,468     36,918     28,075
                                   --------    --------   --------   --------


CAPITAL SHARE TRANSACTIONS:
  Shares sold                       164,226     113,777     56,737     50,218
  Shares issued to owners in
     reinvestment of dividends        7,676       5,332      5,867          -
  Shares redeemed                 (103,969)    (63,944)   (57,271)   (50,897)
                                   --------    --------   --------   --------
  Net increase (decrease) in
     net assets as a result of
     capital share transactions      67,933      55,165      5,333      (679)
                                   --------    --------   --------   --------

DISTRIBUTIONS TO SERIES A
 SHAREOWNERS:
  From net investment income          (822)       (495)          -          -
  From net realized gains             (516)       (165)      (740)          -
                                   --------    --------   --------   --------
                                    (1,338)       (660)      (740)          -
                                   ========    ========   ========   ========

DISTRIBUTIONS TO SERIES
 INSTITUTIONAL SHAREOWNERS:
  From net investment income        (4,327)     (3,791)          -          -
  From net realized gains           (2,661)     (1,223)    (6,747)          -
                                   --------    --------   --------   --------
                                    (6,988)     (5,014)    (6,747)          -
                                   --------    --------   --------   --------

TOTAL INCREASE IN NET ASSETS        140,897      94,959     34,764      27,39

NET ASSETS:
  Beginning of year                 251,728     156,769    171,929    144,533
                                   --------    --------   --------   --------

  End of year (including
     undistributed net investment
     income (loss) of $460, $367,
     $535, $507, $513, $382, $121,
     $(2), $(2), $(1), $(275) and
     $207, respectively)           $392,625    $251,728   $206,693   $171,929
                                   ========    ========   ========   ========



STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
(AMOUNTS IN THOUSANDS)
                                                              INTERNATIONAL
                                    SPECIAL GROWTH FUND        EQUITY FUND
                                    -------------------       -------------
                                         Year ended             Year ended
                                        October 31,            October 31,
                                     ------------------      ---------------
                                      1997        1996       1997        1996
                                      ----        ----       ----        ----

OPERATIONS:
  Net investment income (loss)   $  (2,028)    $  (841)   $  (174)    $   259
  Net realized gain on:
     Investments                     70,538      77,360      1,964      1,006
     Foreign currency                     -           -         28       (33)
  Change in unrealized appreciation
     (depreciation) on:
     Investments                     67,542    (11,614)    (5,960)      1,581
     Foreign currency                     -           -        (1)        (2)
                                   --------    --------   --------   --------
  Net increase in net assets
     resulting from operations      136,052      64,905    (4,143)      2,811
                                   --------    --------   --------   --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                       204,220     166,347     32,361     17,724
  Shares issued to owners in
     reinvestment of dividends       67,741      52,218      1,265        753
  Shares redeemed                 (210,150)   (153,470)   (11,236)    (6,306)
                                   --------    --------   --------   --------
  Net increase (decrease) in
     net assets as a result of
     capital share transactions      61,811      65,095     22,390     12,171
                                   --------    --------   --------   --------

DISTRIBUTIONS TO SERIES A
  SHAREOWNERS:
  From net investment income              -           -       (25)        (6)
  From net realized gains          (14,101)     (9,690)       (92)       (34)
                                   --------    --------   --------   --------
                                   (14,101)     (9,690)      (117)       (40)
                                   --------    --------   --------   --------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL SHAREOWNERS:
  From net investment income              -           -      (363)      (174)
  From net realized gains          (61,354)    (47,791)    (1,010)      (637)
                                   --------    --------   --------   --------
                                   (61,354)    (47,791)    (1,373)      (811)
                                   --------    --------   --------   --------

TOTAL INCREASE IN NET ASSETS        122,408      72,519     16,757     14,131

NET ASSETS:
  Beginning of year                 594,016     521,497     46,951     32,820
                                   --------    --------   --------   --------

  End of year (including
     undistributed net
     investment income (loss)
     of $460, $367, $535, $507,
     $513, $382, $121, $(2),
     $(2), $(1), $(275) and
     $207, respectively)           $716,424    $594,016    $63,708    $46,951
                                   ========    ========   ========   ========


                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                       BALANCED FUND
                                     --------------------------------------------------------------------------------
                                         Year ended           Year ended           Year ended           Year ended
                                      October 31, 1997      October 31, 1996  October 31, 1995<F4>      October 31,
                                      ----------------     ----------------     ----------------     ----------------
                                     Series     Series     Series     Series    Series      Series
                                       A    Institutional    A    Institutional    A    Institutional   1994      1993
                                    --------   --------   --------   --------  --------    --------     ----      ----
Per Share Data:
Net asset value,
  beginning of period                $27.98      $27.99    $25.89     $25.90    $22.10     $22.10     $22.76     $20.49

Income from investment operations:
  Net investment income                0.58        0.66      0.47<F9>   0.55<F9>  0.49       0.53       0.44       0.47

  Net realized and unrealized
    gains (losses) on securities       4.19        4.20      2.64       2.62      3.77       3.78     (0.66)       2.27
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total from investment operations     4.77        4.86      3.11       3.17      4.26       4.31     (0.22)       2.74
                                     ------      ------    ------     ------    ------     ------     ------     ------

Less distributions:
  Dividends from net investment
    income                           (0.59)      (0.66)    (0.47)     (0.53)    (0.47)     (0.51)     (0.44)     (0.47)
  Distributions from capital gains   (1.68)      (1.68)    (0.55)     (0.55)         -          -          -          -
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total distributions                (2.27)      (2.34)    (1.02)     (1.08)    (0.47)     (0.51)     (0.44)     (0.47)
                                     ------      ------    ------     ------    ------     ------     ------     ------

Net asset value, end of period       $30.48      $30.51    $27.98     $27.99    $25.89     $25.90     $22.10     $22.76
                                     ======      ======    ======     ======    ======     ======     ======     ======

Total return <F5><F6>                18.07%      18.39%    12.30%     12.56%    19.55%     19.79%    (0.93)%     13.49%

Supplemental data and ratios:
  Net assets, in thousands, end
    of period                       $44,026    $164,382   $29,034   $129,415   $21,832   $104,552    $94,657    $82,099
  Ratio of net expenses
    to average net assets <F7>        1.00%       0.75%     1.00%      0.75%     0.94%      0.75%      0.75%      0.75%
  Ratio of net investment income
    to average net assets <F7>        2.06%       2.31%     1.80%      2.05%     2.05%      2.24%      2.03%      2.24%

  Portfolio turnover rate <F8>       69.90%      69.90%    63.91%     63.91%    61.87%     61.87%     59.77%     71.60%

  Average commission rate paid <F8> $0.0552     $0.0552   $0.0581    $0.0581



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   GROWTH AND INCOME FUND
                                     ---------------------------------------------------------------------------------
                                         Year ended            Year ended          Year ended
                                      October 31, 1997      October 31, 1996  October 31, 1995<F4>Year ended October 31,
                                      ----------------     ----------------     ----------------     ----------------
                                     Series     Series     Series     Series    Series      Series
                                       A    Institutional    A    Institutional   A     Institutional   1994    1993<F2>
                                    --------   --------   --------   --------  --------    --------     ----      ----
Per Share Data:
Net asset value,
  beginning of period                $33.07      $33.08    $27.62     $27.63    $23.09     $23.09     $23.70     $22.27

Income from investment operations:
  Net investment income                0.37        0.46      0.42<F9>   0.50<F9>  0.37       0.42       0.43       0.56

  Net realized and unrealized
    gains (losses) on securities       8.92        8.94      6.61       6.61      5.14       5.14     (0.03)       1.63
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total from investment operations     9.29        9.40      7.03       7.11      5.51       5.56       0.40       2.19
                                     ------      ------    ------     ------    ------     ------     ------     ------

Less distributions:
  Dividends from net investment
    income                           (0.39)      (0.47)    (0.39)     (0.47)    (0.38)     (0.42)     (0.42)     (0.57)
  Distributions from capital gains   (2.73)      (2.73)    (1.19)     (1.19)    (0.60)     (0.60)     (0.59)     (0.19)
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total distributions                (3.12)      (3.20)    (1.58)     (1.66)    (0.98)     (1.02)     (1.01)     (0.76)
                                     ------      ------    ------     ------    ------     ------     ------     ------

Net asset value, end of period       $39.24      $39.28    $33.07     $33.08    $27.62     $27.63     $23.09     $23.70
                                     ======      ======    ======     ======    ======     ======     ======     ======

Total return <F5><F6>                30.47%      30.83%    26.62%     26.90%    24.75%     25.00%      1.84%      9.93%

Supplemental data and ratios:
  Net assets, in thousands, end
    of period                      $128,070    $366,020   $71,310   $226,888   $42,424   $162,752   $164,053   $160,704
  Ratio of net expenses
    to average net assets <F7>        1.12%       0.87%     1.15%      0.90%     1.09%      0.90%      0.90%      0.88%
  Ratio of net investment income
    to average net assets <F7>        1.09%       1.34%     1.42%      1.67%     1.51%      1.70%      1.89%      2.44%

  Portfolio turnover rate <F8>       31.36%      31.36%    51.37%     51.37%    47.85%     47.85%     56.85%     86.24%

  Average commission rate paid <F8> $0.0558     $0.0558   $0.0573    $0.0573

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1993, for the Growth Fund and for the period ended October 31, 1994, for the
     International Equity Fund.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Growth Fund and for the period ended October 31, 1994, for the
     International Equity Fund.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F10>Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street
     Global Advisors.

                        See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                   EQUITY INDEX FUND
                                     ------------------------------------------------------------------------------

                                         Year ended            Year ended            Year ended          Year ended
                                      October 31, 1997      October 31, 1996    October 31, 1995<F4>    October 31,
                                      ----------------     ----------------       ----------------    ----------------
                                     Series     Series     Series     Series    Series      Series
                                       A    Institutional    A    Institutional   A     Institutional   1994      1993
                                    --------   --------   --------   --------  --------    --------     ----      ----
Per Share Data:
Net asset value,
  beginning of period                $49.40      $49.43    $41.07     $41.08    $33.41     $33.41     $33.04     $29.72

Income from investment operations:
  Net investment income (loss)         0.80        0.95      0.77<F9>   0.91<F9>  0.70       0.76       0.77       0.75

  Net realized and unrealized
    gains (losses) on securities      14.33       14.33      8.69       8.68      7.70       7.71       0.35       3.32
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total from investment operations    15.13       15.28      9.46       9.59      8.40       8.47       1.12       4.07
                                     ------      ------    ------     ------    ------     ------     ------     ------

Less distributions:
  Dividends from net investment
    income                           (0.81)      (0.94)    (0.78)     (0.89)    (0.68)     (0.74)     (0.75)     (0.75)
  Distributions from capital gains   (0.61)      (0.61)    (0.35)     (0.35)    (0.06)     (0.06)          -          -
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total distributions                (1.42)      (1.55)    (1.13)     (1.24)    (0.74)     (0.80)     (0.75)     (0.75)
                                     ------      ------    ------     ------    ------     ------     ------     ------

Net asset value, end of period       $63.11      $63.16    $49.40     $49.43    $41.07     $41.08     $33.41     $33.04
                                     ======      ======    ======     ======    ======     ======     ======     ======

Total return <F5><F6>                31.08%      31.38%    23.36%     23.68%    25.79%     26.02%      3.51%     13.79%

Supplemental data and ratios:
  Net assets, in thousands, end
    of period                       $76,866    $315,759   $39,656   $212,072   $18,663   $138,106   $107,563    $83,820
  Ratio of net expenses
    to average net assets <F7>        0.63%       0.38%     0.66%      0.41%     0.66%      0.46%      0.50%      0.50%
  Ratio of net investment income
    to average net assets <F7>        1.40%       1.66%     1.76%      2.01%     2.14%      2.34%      2.38%      2.32%

  Portfolio turnover rate <F8>        9.81%       9.81%     7.48%      7.48%     4.61%      4.61%     13.28%     13.78%

  Average commission rate paid <F8> $0.0592     $0.0592   $0.0604    $0.0604


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                         GROWTH FUND
                                      ---------------------------------------------------------------------------------
                                         Year ended             Year ended           Year ended                 Dec. 29,
                                      October 31, 1997       October 31, 1996   October 31, 1995<F4>    Year     1992<F1>
                                      ----------------       ----------------     ----------------      ended    through
                                     Series     Series     Series     Series     Series     Series    Oct. 31,   Oct. 31,
                                       A    Institutional    A     Institutional   A    Institutional   1994       1993
                                    --------   --------   --------   --------   --------   --------     ----       ----
Per Share Data:
Net asset value,
  beginning of period                $30.32      $30.43    $25.58     $25.61    $21.47     $21.47     $21.40     $20.09

Income from investment operations:
  Net investment income (loss)        (0.05)<F9>   0.04<F9> (0.07)<F9> (0.01)<F9>(0.02)      0.03       0.06       0.09

  Net realized and unrealized
    gains (losses) on securities       6.30        6.31      4.81       4.83      4.16       4.16       0.06       1.32
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total from investment operations     6.25        6.35      4.74       4.82      4.14       4.19       0.12       1.41
                                     ------      ------    ------     ------    ------     ------     ------     ------

Less distributions:
  Dividends from net investment
    income                                -           -         -          -    (0.03)     (0.05)     (0.05)     (0.10)
  Distributions from capital gains   (1.30)      (1.30)         -          -         -          -          -          -
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total distributions                (1.30)      (1.30)         -          -    (0.03)     (0.05)     (0.05)     (0.10)
                                     ------      ------    ------     ------    ------     ------     ------     ------

Net asset value, end of period       $35.27      $35.48    $30.32     $30.43    $25.58     $25.61     $21.47     $21.40
                                     ======      ======    ======     ======    ======     ======     ======     ======

Total return <F5><F6>                21.30%      21.56%    18.53%     18.82%    19.31%     19.55%      0.56%      7.53%

Supplemental data and ratios:
  Net assets, in thousands, end
    of period                       $25,043    $181,650   $16,636   $155,293   $10,105   $134,428   $113,197    $84,467
  Ratio of net expenses
    to average net assets <F7>        1.14%       0.89%     1.15%      0.90%     1.09%      0.90%      0.88%      0.89%
  Ratio of net investment income
    to average net assets <F7>      (0.16)%       0.09%   (0.29)%    (0.04)%   (0.06)%      0.13%      0.30%      0.57%

  Portfolio turnover rate <F8.       62.09%      62.09%    56.75%     56.75%    49.84%     49.84%     33.24%     46.29%

  Average commission rate paid <F8> $0.0557     $0.0557   $0.0582    $0.0582

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1993, for the Growth Fund and for the period ended October 31, 1994, for the
     International Equity Fund.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Growth Fund and for the period ended October 31, 1994, for the
     International Equity Fund.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F10>Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street
     Global Advisors.

                                    See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                            SPECIAL GROWTH FUND
                                                     ----------------------------------
                                         Year ended           Year ended           Year ended
                                      October 31, 1997     October 31, 1996   October 31, 1995(4) Year ended October 31,
                                      ----------------     ----------------     ----------------     ----------------
                                     Series     Series     Series     Series    Series    Series
                                       A        Inst'l       A        Inst'l      A       Inst'l      1994        1993
                                    --------   --------   --------   --------  --------  --------     ----        ----
Per Share Data:
Net asset value,
  beginning of period                $41.38      $41.58    $41.40     $41.47    $33.19     $33.19     $32.34     $28.50

Income (loss) from investment
  operations:
  Net investment income (loss)        (0.20)<F9>  (0.11)<F9>(0.13)<F9> (0.04)<F9>(0.07)       0.00       0.04       0.07

  Net realized and unrealized
    gains (losses) on securities       8.44        8.49      4.70       4.74      8.49       8.49       0.85       4.47
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total from investment operations     8.24        8.38      4.57       4.70      8.42       8.49       0.89       4.54
                                     ------      ------    ------     ------    ------     ------     ------     ------

Less distributions:
  Dividends from net investment
    income                                -           -         -          -    (0.04)     (0.08)     (0.18)
  Distributions from capital gains   (5.26)      (5.26)    (4.59)     (4.59)    (0.21)     (0.21)          -     (0.62)
                                     ------      ------    ------     ------    ------     ------     ------     ------
  Total distributions                (5.26)      (5.26)    (4.59)     (4.59)    (0.21)     (0.21)     (0.04)     (0.70)
                                     ------      ------    ------     ------    ------     ------     ------     ------

Net asset value, end of period       $44.36      $44.70    $41.38     $41.58    $41.40     $41.47     $33.19     $32.34
                                     ======      ======    ======     ======    ======     ======     ======     ======

Total return <F5><F6>                22.18%      22.44%    12.27%     12.58%    25.56%     25.79%      2.77%     16.15%

Supplemental data and ratios:
  Net assets, in thousands, end
    of period                      $147,396    $569,028  $111,159   $482,857   $87,269   $434,228   $395,584   $347,130
  Ratio of net expenses
    to average net assets <F7>        1.12%       0.87%     1.13%      0.88%     1.09%      0.90%      0.89%      0.88%
  Ratio of net investment income
    to average net assets <F7>      (0.50)%     (0.25)%   (0.35)%    (0.10)%   (0.19)%      0.00%      0.13%      0.24%

  Portfolio turnover rate <F8>       97.40%      97.40%   103.34%    103.34%    79.25%     79.25%     69.74%     58.80%

  Average commission rate paid <F8> $0.0550     $0.0550   $0.0576    $0.0576


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         INTERNATIONAL EQUITY FUND
                                                --------------------------------------------
                                          Year ended            Year ended            Year ended      April 28,
                                     October 31, 1997<F10>   October 31, 1996    October 31, 1995<F4> 1994<F1>
                                     --------------------   ----------------     -------------------   through
                                     Series     Series      Series     Series    Series     Series    Oct. 31,
                                       A     Institutional    A    Institutional   A     Institutional  1994
                                     ------  ------------   ------ ------------- ------  -------------  ----
Per Share Data:
Net asset value,
  beginning of period                $20.21      $20.27    $19.15     $19.19    $19.99     $19.99     $20.00

Income (loss) from investment
  operations:
  Net investment income (loss)       (0.06)<F9>  (0.10)<F9>  0.07<F9>  0.11<F9>  0.08       0.12       0.04

  Net realized and unrealized
    gains (losses) on securities     (1.10)      (1.10)      1.43       1.44    (0.87)     (0.87)     (0.05)
                                     ------      ------    ------     ------    ------     ------     ------
  Total from investment operations   (1.04)      (1.00)      1.50       1.55    (0.79)     (0.75)     (0.01)
                                     ------      ------    ------     ------    ------     ------     ------

Less distributions:
  Dividends from net investment
    income                           (0.13)      (0.17)    (0.07)     (0.10)    (0.04)     (0.04)          -
  Distributions from capital gains   (0.46)      (0.46)    (0.37)     (0.37)    (0.01)     (0.01)          -
                                     ------      ------    ------     ------    ------     ------     ------
  Total distributions                (0.59)      (0.63)    (0.44)     (0.47)    (0.05)     (0.05)          -
                                     ------      ------    ------     ------    ------     ------     ------

Net asset value, end of period       $18.58      $18.64    $20.21     $20.27    $19.15     $19.19     $19.99
                                     ======      ======    ======     ======    ======     ======     ======

Total return <F5><F6>               (5.30)%     (5.10)%     7.95%      8.21%   (3.95)%    (3.75)%    (0.05)%

Supplemental data and ratios:
  Net assets, in thousands, end
    of period                        $6,502     $57,206    $3,769    $43,182    $1,633    $31,187    $23,756
  Ratio of net expenses
    to average net assets <F7>        1.75%       1.50%     1.75%      1.50%     1.70%      1.50%      1.49%
  Ratio of net investment income
    to average net assets <F7>      (0.25)%     (0.50)%     0.29%      0.54%     0.46%      0.66%      0.44%

  Portfolio turnover rate <F8>       97.09%      97.09%    31.57%     31.57%    15.12%     15.12%      6.55%

  Average commission rate paid <F8> $0.0087     $0.0087   $0.0167    $0.0167

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1993, for the Growth Fund and for the period ended October 31, 1994, for the
     International Equity Fund.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1993, for the Growth Fund and for the period ended October 31, 1994, for the
     International Equity Fund.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F10>Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street
     Global Advisors.

                                     See notes to the financial statements.



STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
YEAR ENDED OCTOBER 31, 1997
                                                             GROWTH        EQUITY                   SPECIAL      INTERNATIONAL
                                               BALANCED     AND INCOME      INDEX       GROWTH       GROWTH          EQUITY
                                                 FUND         FUND          FUND        FUND         FUND            FUND
                                                 ----         ----          ----        ----         ----            ----
INVESTMENT INCOME:
 Dividend income:
   Domestic                                     $   481    $  6,601      $ 5,628      $ 1,070      $  1,863            -
   Foreign(net of withholding taxes
     of $144)                                         -           -            -            -             -       $1,008
 Interest income:
   Domestic                                       5,139       2,498        1,049          718         2,330            -
   Foreign                                            -           -            -            -             -           91
 Other income:                                       56          15            1          129           114            -
                                                -------     -------      -------      -------       -------      -------
                                                  5,676       9,114        6,678        1,917         4,307        1,099
                                                -------     -------      -------      -------       -------      -------

EXPENSES:
 Investment advisory fees                         1,391       3,086          815        1,472         5,168          793
 Administration fees                                207         459          364          219           767           61
 Shareowner servicing and accounting costs          112         148          131           93           266          171
 Service organization fees - Series A                88         249          147           55           331           12
 Custody fees                                        62          65           74           43           149          143
 Federal and state registration fees                 24          47           26           14            37           11
 Professional fees                                   29          19           21           19            18           29
 Reports to shareowners                              23          46           31           19            98           12
 Amortization of organization costs                   4           -            -            3             -            5
 Directors' fees and expenses                         5           4            5            5             5            5
 Other                                                2           6           14            5            17            2
                                                -------     -------      -------      -------       -------      -------

 Total expenses before waiver                     1,947       4,129        1,628        1,947         6,856        1,244
   Less: Waiver of expenses                       (468)       (287)        (229)        (149)         (521)        (410)
                                                -------     -------      -------      -------       -------      -------

   Net Expenses                                   1,479       3,842        1,399        1,798         6,335          834
                                                -------     -------      -------      -------       -------      -------
NET INVESTMENT INCOME (LOSS)                      4,197       5,272        5,279          119       (2,028)          265
                                                -------     -------      -------      -------       -------      -------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investments                                   17,108      17,736        7,245       30,037        70,538        1,964
   Foreign currency                                   -           -            -            -             -        (411)
 Change in unrealized appreciation
   (depreciation) on:
   Investments                                    9,540      83,976       68,766        6,762        67,542      (5,960)
   Foreign currency                                   -           -            -            -             -          (1)
                                                -------     -------      -------      -------       -------      -------

   Net gain (loss) on investments
     and foreign currency                        26,648     101,712       76,011       36,799       138,080      (4,408)
                                                -------     -------      -------      -------       -------      -------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $30,845    $106,984      $81,290      $36,918      $136,052      (4,143)
                                                =======     =======      =======      =======       =======      =======


                                 See notes to the financial statements.




BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            COMMON STOCKS 54.9%
            AEROSPACE & AIRCRAFT 0.5%
    39,300  Gulfstream Aerospace Corporation*                    $ 1,140
                                                                 -------

            AIR TRANSPORTATION 0.5%
    14,900  Federal Express Corporation*                             995
                                                                 -------

            BANKING 2.0%
    14,175  Charter One Financial, Inc.                              824
    11,900  Chase Manhattan Corporation                            1,373
    26,300  First Union Corporation                                1,290
     9,500  Washington Mutual, Inc.                                  650
                                                                 -------
                                                                   4,137
                                                                 -------

            BUILDING MATERIALS 0.2%
    15,800  Royal Group Technologies Ltd.*                           401
                                                                 -------

            BUSINESS MACHINES & SOFTWARE 2.2%
     7,900  Adaptec, Inc.*                                           383
     6,800  BMC Software, Inc.*                                      411
    22,800  Cadence Design Systems, Inc.*                          1,214
    20,700  Cambridge Technology Partners, Inc.*                     756
    18,600  HNC Software, Inc.*                                      688
     6,700  National Instruments Corporation*                        305
     1,000  Remedy Corporation*                                       47
    26,300  Sterling Commerce, Inc.*                                 873
                                                                 -------
                                                                   4,677
                                                                 -------

            BUSINESS SERVICES 5.9%
     6,000  ABR Information Services, Inc.*                          141
     8,392  AccuStaff, Inc.*                                         240
     3,600  American Business Information, Inc. - Class A*            38
     3,600  American Business Information, Inc. - Class B*            47
    12,600  BA Merchant Services, Inc. - Class A*                    188
     4,600  Bell & Howell Company*                                   127
     9,100  Ciber, Inc.*                                             403
    11,500  Cintas Corporation                                       831
    36,300  Cognizant Corporation                                  1,423
    37,000  Concord EFS, Inc.*                                     1,098
     4,300  Danka Business Systems PLC ADR                           159
    23,822  First Data Corporation                                   692
    19,825  FIserv, Inc.*                                            887
     8,200  F.Y.I. Incorporated*                                     211
     1,200  Manpower, Inc.                                            46
    14,500  Mastech Corporation*                                     480
     4,500  Metromail Corporation*                                    89
    18,000  National Data Corporation                                665
     1,650  Paychex, Inc.                                             63
    47,000  Pittston Brink's Group                                 1,698
    16,650  Robert Half International, Inc.*                         682
     9,500  Sabre Group Holdings, Inc.*                              252
    79,000  SunGard Data Systems, Inc.                             1,866
                                                                 -------

                                                                  12,326
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------
            CHEMICALS 0.3%
    10,900  Dupont (E.I.) De Nemours and Company                  $  620
                                                                 -------

            COMMUNICATIONS & MEDIA 0.6%
    28,200  Interpublic Group of Companies, Inc.                   1,339
                                                                 -------

            COMPUTERS 0.8%
     6,600  CDW Computer Centers, Inc.*                              409
     3,700  Dell Computer Corporation*                               296
    22,600  Tech Data Corporation*                                 1,006
                                                                 -------
                                                                   1,711
                                                                 -------

            CONSUMER PRODUCTS 0.5%
    18,300  Newell Company                                           702
     9,000  Sunbeam Corporation                                      408
                                                                 -------
                                                                   1,110
                                                                 -------

            DATA PROCESSING 0.3%
    30,000  Axciom Corporation*                                      493
     3,300  CCC Information Systems Group Inc.*                       61
     3,500  CSG Systems International, Inc.*                         137
                                                                  ------
                                                                     691
                                                                 -------

            DRUGS 2.0%
    13,000  Elan Corporation PLC ADR*                                648
    11,100  Merck & Co., Inc.                                        991
    34,900  Teva Pharmaceutical Industries Ltd. ADR                1,632
     6,100  Warner-Lambert Company                                   873
                                                                 -------
                                                                   4,144
                                                                 -------

            ELECTRICAL EQUIPMENT 0.1%
     7,600  Cable Design Technologies*                               298
                                                                 -------

            ELECTRONICS & SCIENTIFIC INSTRUMENTS 1.9%
    15,000  BMC Industries, Inc.                                     483
    12,600  Cisco Systems, Inc.*                                   1,034
    20,600  Gemstar International Group Limited*                     456
    12,200  Hewlett-Packard Company                                  753
    22,108  Molex, Inc. - Class A                                    775
     8,100  Seitel, Inc.*                                            382
     4,000  Thermo Instrument Systems Inc.*                          144
                                                                 -------
                                                                   4,027
                                                                 -------

            ENTERTAINMENT & LEISURE 0.6%
     3,000  Cinar Films Inc. - Class B*                              117
    10,300  GTECH Holdings Corporation*                              332
     8,900  The Walt Disney Company                                  732
                                                                 -------
                                                                   1,181
                                                                 -------

            FINANCIAL SERVICES 4.3%
     8,300  Associates First Capital Corporation                     528
     5,100  CMAC Investment Corporation                              279
     3,900  Credit Acceptance Corporation*                            22
    15,400  Federal National Mortgage Association                    746

                     See notes to the financial statements.



BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            FINANCIAL SERVICES 4.3% (CONT.)
     2,900  Financial Security Assurance Holdings Ltd.           $   126
    34,500  Green Tree Financial Corporation                       1,453
    60,300  MBNA Corporation                                       1,587
     4,600  Medallion Financial Corp.                                 97
    31,450  Quick and Reilly Group, Inc.                           1,144
    45,000  The Charles Schwab Corporation                         1,536
     2,500  SEI Investments Company                                  106
    18,450  SunAmerica, Inc.                                         663
     9,700  Travelers Group, Inc.                                    679
                                                                 -------
                                                                   8,966
                                                                 -------

            HEALTH CARE SERVICES & SUPPLIES 5.0%
     4,350  Cardinal Health, Inc.                                    323
     4,700  Cooper Companies, Inc.*                                  168
    10,500  Gulf South Medical Supply, Inc.*                         346
     3,500  HBO & Company                                            152
     3,400  HealthCare COMPARE Corporation*                          183
    18,050  Health Care & Retirement Corporation*                    683
    54,102  Health Management Associates, Inc. - Class A*          1,319
    37,500  Lincare Holdings, Inc.*                                2,011
    37,170  MedPartners, Inc.*                                       946
     9,400  Mentor Corporation                                       343
     4,950  National Surgery Centers, Inc.*                          124
    26,800  PhyCor, Inc.*                                            618
    23,150  Quorum Health Group, Inc.*                               562
    17,500  Rural/Metro Corporation*                                 608
     3,400  Henry Schein, Inc.*                                      112
    17,900  Shared Medical Systems Corporation                       980
    12,300  Twinlab Corporation*                                     234
    23,700  Vencor, Inc.*                                            640
                                                                 -------

                                                                  10,352
                                                                 -------

            HOSPITAL SUPPLIES & SERVICES 0.5%
    22,400  Ballard Medical Products                                 505
    10,100  Boston Scientific Corporation*                           460
     3,000  Omnicare, Inc.                                            83
                                                                 -------
                                                                   1,048
                                                                 -------

            HOUSING 0.3%
    30,800  Toll Brothers, Inc.*                                     681
                                                                 -------

            INSURANCE 5.3%
    18,650  AFLAC, Inc.                                              949
    31,200  AMBAC, Inc.                                            1,318
     4,850  W.R. Berkley Corporation                                 199
    12,800  Chartwell Re Corporation                                 414
     4,700  Delphi Financial Group, Inc.*                            194
     9,000  Enhance Financial Services Group, Inc.                   475
    34,200  MBIA, Inc.                                             2,043
    19,900  MGIC Investment Corporation                            1,200
    33,100  Protective Life Corporation                            1,750
    32,900  ReliaStar Financial Corporation                        1,230
     6,900  Terra Nova (Bermuda) Holdings Ltd.                       179


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            INSURANCE 5.3% (CONT.)
    10,000  United Wisconsin Services, Inc.                      $   278
     9,900  Vesta Insurance Group, Inc.                              575
     8,400  Western National Corporation                             242
                                                                 -------

                                                                  11,046
                                                                 -------

            INVESTMENT COMPANIES 0.1%
    10,300  United Assets Management Corporation                     273
                                                                 -------

            LODGING 0.4%
     2,500  Mirage Resorts, Inc.*                                     62
    20,400  Promus Hotel Corporation*                                801
                                                                 -------
                                                                     863

            MACHINERY - INDUSTRIAL 0.1%
     4,500  MSC Industrial Direct Co., Inc. - Class A*               187
                                                                 -------

            MEDICAL INSTRUMENTS 0.6%
     8,400  Hologic, Inc.*                                           215
     6,600  Physio-Control International Corporation*                105
    12,400  Sofamor Danek Group, Inc.*                               854
     8,000  VISX, Inc.*                                              183
                                                                 -------
                                                                   1,357
                                                                 -------
            METALS & MINERALS 0.3%
     8,600  Nucor Corporation                                        449
     4,300  Worthington Industries, Inc.                              89
                                                                 -------
                                                                     538
                                                                 -------

            MULTI-INDUSTRY 2.1%
    15,700  Leggett & Platt, Inc.                                    655
    35,750  Thermo Electron Corporation*                           1,334
    66,400  Tyco International, Ltd.                               2,507
                                                                 -------
                                                                   4,496
                                                                 -------

            NATURAL GAS 0.3%
    16,300  Enron Corporation                                        619
                                                                 -------

            OIL & GAS - DOMESTIC 0.4%
     1,000  NGC Corporation                                           19
     5,600  Pogo Producing Company                                   203
     9,170  Tejas Gas Corporation*                                   550
                                                                 -------
                                                                     772
                                                                 -------

            OIL & GAS - SERVICES 0.5%
     8,600  Halliburton Company                                      513
     4,500  Newpark Resources, Inc.*                                 187
    11,770  Swift Energy Company*                                    305
     2,200  Tidewater, Inc.                                          145
                                                                 -------
                                                                   1,150
                                                                 -------

                     See notes to the financial statements.


BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            POLLUTION CONTROL 1.2%
    31,343  Philip Services Corp.*$                                  549
    11,100  Tetra Technologies, Inc.*                                256
    45,200  USA Waste Services, Inc.*                              1,672
                                                                 -------
                                                                   2,477
                                                                 -------

            PUBLISHING/PERIODICALS 0.1%
     6,700  The Petersen Companies, Inc.*                            132
                                                                 -------

            RAILROADS 0.3%
    17,200  Wisconsin Central Transportation Corporation*            535
                                                                 -------

            REAL ESTATE 0.1%
     4,600  Security Capital Group Incorporated - Class B*           147
                                                                 -------

            RETAIL 5.7%
     5,300  Barnett, Inc.*                                           109
    31,100  Bed Bath and Beyond, Inc.*                               987
    70,300  CUC International, Inc.*                               2,074
    21,900  Costco Companies, Inc.*                                  843
    38,437  Dollar General Corporation                             1,271
    22,000  Eagle Hardware & Garden, Inc.*                           374
    19,500  Federated Department Stores, Inc.*                       858
    28,800  General Nutrition Companies, Inc.*                       907
    19,600  Goody's Family Clothing, Inc.*                           513
     7,200  Home Depot, Inc.                                         400
     3,500  Hughes Supply, Inc.                                      122
     9,900  The Men's Wearhouse, Inc.*                               384
    19,300  Petco Animal Supplies, Inc.*                             594
    16,800  Ross Stores, Inc.                                        628
     9,500  Safeway, Inc.*                                           552
    18,700  Stein Mart, Inc.*                                        547
    18,400  Toys "R" Us, Inc.*                                       627
                                                                 -------
                                                                  11,790
                                                                 -------

            SCHOOLS 0.4%
    12,900  Apollo Group, Inc.*                                      545
     5,000  Sylvan Learning Systems, Inc.*                           211
                                                                 -------
                                                                     756
                                                                 -------

            SECURITY SERVICES 0.3%
    18,200  Corrections Corporation of America*                      555
                                                                 -------

            SEMICONDUCTORS 1.9%
    23,500  Altera Corporation*                                    1,043
    10,800  Intel Corporation                                        832
    21,900  Lattice Semiconductor Corporation*                     1,096
     5,300  Maxim Integrated Products, Inc.*                         351
    17,100  Xilinx, Inc.*                                            584
                                                                 -------
                                                                   3,906
                                                                 -------

            SOFTWARE 0.7%
    17,200  McAfee Associates, Inc.*                                 856
     5,200  Microsoft Corporation*                                   676
                                                                 -------
                                                                   1,532
                                                                 -------


   Number                                                     Market Value
 of Shares                                                   (in thousands)
 ---------                                                   --------------

            TELECOMMUNICATIONS EQUIPMENT 2.0%
    23,700  ADC Telecommunications*                             $    785
    10,500  CIENA Corporation*                                       577
    25,800  ECI Telecommunications Limited Designs                   713
    10,200  Lucent Technologies, Inc.                                841
    21,800  Tellabs, Inc.*                                         1,177
                                                                 -------
                                                                   4,093
                                                                 -------

            TELECOMMUNICATIONS 1.0%
    38,800  Cincinnati Bell, Inc.                                  1,048
    30,900  WorldCom, Inc.*                                        1,039
                                                                 -------
                                                                   2,087
                                                                 -------


            TEXTILES & APPAREL 1.3%
    14,400  Jones Apparel Group, Inc.*                               733
    14,900  Liz Claiborne, Inc.                                      755
    27,000  Polo Ralph Lauren Corporation*                           702
    22,200  Wolverine World Wide, Inc.                               488
                                                                 -------
                                                                   2,678
                                                                 -------

            TRANSPORTATION 0.7%
    49,800  Harley-Davidson, Inc.                                  1,381
                                                                 -------

            TRAVEL & RECREATION 0.6%
    23,900  Carnival Corporation - Class A                         1,159
                                                                 -------

            Total Common Stocks (Cost $82,546)                   114,373
                                                                 -------

            PREFERRED STOCK 0.1%
            INSURANCE 0.1%
     5,000  U.S. West Communications Group (convertible to
            Enhance Financial Services Group common stock)           238
                                                                 -------

            Total Preferred Stock (Cost $203)                        238
                                                                 -------

    Principal
     Amount
 (in thousands)
 --------------
            LONG-TERM INVESTMENTS - 35.5%
            ASSET-BACKED SECURITIES 6.3%
            AUTO LOAN RECEIVABLES 0.2%
            Premier Auto Trust,
      $175     Series 1993-5, Class A2, 4.22%, 3/02/99               173
            Western Financial Grantor Trust,
       237     Series 1995-2, Class A-1, 7.10%, 7/01/00              240
                                                                 -------
                                                                     413
                                                                 -------

            CREDIT CARD RECEIVABLES 6.1%
            Banc One Credit Card Master Trust,
     1,750     Series 1995-B, Class A, 6.30%, 9/15/00              1,769
            Chase Credit Card Master Trust,
     2,300     Series 1995-2, Class XX, 6.23%, 6/15/03             2,321

                     See notes to the financial statements.


BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Principal
     Amount                                                   Market Value
 (in thousands)                                              (in thousands)
    ---------                                                --------------


            CREDIT CARD RECEIVABLES 6.1% (CONT.)
            Chemical Master Credit Card Trust I,
   $   500     Series 1996-1, Class A, 5.55%, 9/15/03             $  495
            Citibank Credit Card Master Trust, Principal Only,
     3,300     Series 1996-1, 0.00%, 2/07/01                       2,721
            First Chicago Master Trust II,
     1,150     Series 1994-L, Class A, 7.15%, 2/15/00              1,173
            Household Affinity Credit Card Master Trust I,
       500     Series 1993-2, Class A, 5.60%, 11/15/00               497
            Private Label Credit Card Master Trust II,
       350     Series 1994-2, Class A, 7.80%, 9/20/03                357
            Sears Credit Account Master Trust:
     2,700     Series 1994-1, Class A, 7.00%, 8/15/00              2,754
       700     Series 1995-2, Class A, 8.10%, 1/15/01                730
                                                                 -------
                                                                  12,817
                                                                 -------

            CORPORATE BONDS (DOMESTIC) 11.7%
            Atlantic Richfield Co. Debentures,
       300     8.50%, 4/01/12                                        359
            BankAmerica Corporation Subordinated Notes,
       350     7.75%, 7/15/02                                        370
            Barclays American Corp. Debentures,
       250     9.75%, 5/15/21                                        285
            Chase Manhattan Corporation Debentures,
       250     10.00%, 6/15/99                                       265
            Chemical Banking Corporation Subordinated Capital
       750     Notes, 9.75%, 6/15/99                                 793
            Chrysler Financial Corporation Debentures,
     1,050     13.25%, 10/15/99                                    1,187
            Commonwealth Edison Debentures,
       900     9.875%, 6/15/20                                     1,051
            Continental Bank Subordinated Notes,
       300     12.50%, 4/01/01                                       355
            Continental Cablevision, Inc. Debentures:
       350     8.875%, 9/15/05                                       389
       600     9.50%, 8/01/13                                        701
            Dayton Hudson Corporation Debentures,
       250     10.00%, 1/01/11                                       319
            Deseret Generation & Transmission Coop
       197     Debentures, 9.375%, 1/02/11                           205
            Dresdner Bank New York Subordinated Debentures,
       800     7.25%, 9/15/15                                        825
            Federal Express Corporation Debentures,
       250     9.625%, 10/15/19                                      271
            Federal Express Corporation Notes,
       500     9.65%, 6/15/12                                        639
            Ford Capital BV Notes,
       250     10.125%, 11/15/00                                     277
            Ford Motor Credit Co. Notes,
       650     6.375%, 4/15/00                                       654
            General Motors Acceptance Corp. Medium Term Notes,
     1,000     6.70%, 4/30/01                                      1,016


    Principal
     Amount                                                   Market Value
 (in thousands)                                              (in thousands)
    ---------                                                --------------

            CORPORATE BONDS (DOMESTIC) 11.7% (CONT.)
            Georgia Pacific Corporation Debentures:
       300     9.50%, 12/01/11                                  $    374
       300     9.875%, 11/01/21                                      336
       100     9.50%, 5/15/22                                        114
            Goldman Sachs Group Notes,
    $1,500     6.25%, 2/01/03 (Acquired 2/01/96; Cost $1,496) **   1,479
            GTE Corporation Debentures,
       250     10.25%, 11/01/20                                      282
            Heller Financial, Inc. Notes:
       750     9.375%, 3/15/98                                       759
       350     7.875%, 11/01/99                                      362
            Household Finance Corporation Limited Senior
     1,000     Notes, 7.125%, 4/30/99                              1,016
            Household Finance Corporation Senior Subordinated
       500     Notes, 9.625%, 7/15/00                                543
            International Paper Co. Debentures,
       350     9.70%, 3/15/00                                        377
            Lehman Brothers Holdings, Inc. Notes:
       350     6.65%, 11/08/99                                       353
       300     8.875%, 2/15/00                                       317
            Lehman Brothers, Inc. Debentures,
       700     9.875%, 10/15/00                                      758
            Lehman Brothers, Inc. Senior Subordinated Notes,
       700     10.00%, 5/15/99                                       739
            The May Department Stores Company Debentures,
       300     9.875%, 6/15/21                                       344
            NCNB Corporation Subordinated Notes,
       750     10.20%, 7/15/15                                       988
            News America Holdings, Inc., Debentures,
       300     10.125%, 10/15/12                                     350
            Oneok, Inc. Debentures,
       400     9.70%, 12/01/19                                       439
            J.C. Penney Company, Inc. Debentures,
       625     9.75%, 6/15/21                                        698
            Rochester Telephone Debentures,
       400     9.00%, 8/15/21                                        444
            Rohm & Haas, Debentures,
       650     9.50%, 4/01/21                                        742
            Salomon, Inc. Senior Notes:
       350     7.75%, 5/15/00                                        363
       575     6.75%, 2/15/03                                        582
            The Charles Schwab Corporation Medium
       550     Term Notes, 5.90%, 10/01/99                           548
            Smith Barney Holdings, Inc. Notes,
       700     6.875%, 6/15/05                                       712
            Tenneco, Inc. Debentures,
       425     7.45%, 12/15/25                                       442
                                                                 -------
                                                                  24,422
                                                                 -------

            MORTGAGE-BACKED SECURITIES 0.4%
            Westam Mortgage Financial Corporation,
       850     Series 11, Class A, 6.36%, 8/26/20                    871
                                                                 -------

                     See notes to the financial statements.


BALANCED FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
    Principal
     Amount                                                   Market Value
 (in thousands)                                              (in thousands)
 --------------                                              --------------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 2.3%
            Hydro-Quebec Debentures:
   $   350     11.75%, 2/01/12                                   $   505
       500     9.75%, 1/15/18                                        567
            Korea Development Bank Bonds,
       285     7.125%, 9/17/01                                       277
            Korea Electric Power Debentures:
       290     7.75%, 4/01/13                                        273
       200     6.75%, 8/01/27                                        184
            Midland Bank PLC Subordinated Notes,
       950     6.95%, 3/15/11                                        964
            National Bank of Hungary Debentures,
       250     8.875%, 11/01/13                                      276
            Norsk Hydro A/S Debentures,
       350     9.00%, 4/15/12                                        416
            Pohang Iron & Steel Notes,
       200     7.125%, 7/15/04                                       201
            Quebec (Province of) Debentures,
       250     11.00%, 6/15/15                                       286
            Sweden (Kingdom of) Debentures,
       150     11.125%, 6/01/15                                      218
            Wharf Capital International Ltd. Notes:
       325     8.875%, 11/01/04                                      359
       225     7.625%, 3/13/07                                       229
                                                                 -------
                                                                   4,755
                                                                 -------
            U.S. GOVERNMENT AGENCY BACKED MORTGAGE ISSUES 2.1%
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
       637       Series 85, Class C, 8.60%, 1/15/21                  667
       966       Series 1169, Class D, 7.00%, 5/15/21                974
       700       Series 1201, Class E, 7.40%, 12/15/21               714
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
       674       Series 1989-37, Class XX, 8.00%, 7/25/19            698
       645       Series 1990-30, Class E, 6.50%, 3/25/20             644
       638       Series 1990-105, Class J, 6.50%, 9/25/20            634
                                                                 -------
                                                                   4,331
                                                                 -------

            U.S. TREASURY OBLIGATIONS 12.7%
            U.S. Treasury Bonds:
     3,200     10.75%, 2/15/03                                     3,912
    15,910     9.25%, 2/15/16                                     21,195
            U.S. Treasury Inflation-Indexed Notes,
       558     3.375%, 1/15/07                                       551
            U.S. Treasury Notes,
       750     6.625%, 7/31/01                                       772
                                                                 -------
                                                                  26,430
                                                                 -------

            Total Long-Term Investments (Cost $70,940)            74,039
                                                                 -------


     Number
    of Shares                                                 Market Value
 (in thousands)                                              (in thousands)
 --------------                                              --------------


            SHORT-TERM INVESTMENTS - 9.4%
            INVESTMENT COMPANIES - 9.4%
     9,736  Financial Square Prime Obligation Fund              $  9,736
     9,796  Short-Term Investments Co. Liquid Assets Portfolio     9,796
                                                                 -------

            Total Short-Term Investments (Cost $19,532)           19,532
                                                                 -------

            Total Investments (Cost $173,221) 99.9%              208,182
                                                                 -------

            Other Assets, less Liabilities 0.1%                      226
                                                                 -------

            TOTAL NET ASSETS 100.0%                             $208,408

                                                                ========

             * Non-income producing
            ** Unregistered Security

                     See notes to the financial statements.



GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            COMMON STOCKS 87.5%
            AUTO SUPPLIES 0.9%
   100,950  Johnson Controls, Inc.                               $ 4,530
                                                                 -------

            BANKING 7.2%
   202,300  Bank of New York                                       9,521
   100,000  Mellon Bank Corporation                                5,156
   133,300  Northern Trust Corporation                             7,798
   405,000  Norwest Corporation                                   12,985
                                                                 -------
                                                                  35,460
                                                                 -------

            BUSINESS MACHINES & SOFTWARE 5.3%
   256,500  Diebold, Inc.                                         11,302
   185,900  Xerox Corporation                                     14,744
                                                                 -------
                                                                  26,046
                                                                 -------

            BUSINESS SERVICES 1.2%
    83,500  Kelly Services - Class A                               2,964
    78,000  Wallace Computer Services, Inc.                        2,998
                                                                 -------
                                                                   5,962
                                                                 -------
            CHEMICALS 6.4%
   140,000  BetzDearborn, Inc.                                     8,978
   100,100  Ecolab, Inc.                                           4,761
    67,925  Dupont (E.I.) De Nemours & Company                     3,863
    64,600  Monsanto Company                                       2,762
    95,750  Praxair, Inc.                                          4,171
   169,700  Sherwin-Williams Company                               4,709
    87,900  Valspar Corporation                                    2,593
                                                                 -------
                                                                  31,837
                                                                 -------

            COMMUNICATIONS & MEDIA 4.3%
   257,450  Interpublic Group of Companies, Inc.                  12,229
   161,100  New York Times Company - Class A                       8,820
                                                                 -------
                                                                  21,049
                                                                 -------

            CONSUMER PRODUCTS 3.3%
   220,000  Avery Dennison Corporation                             8,759
   196,050  Newell Company                                         7,523
                                                                 -------
                                                                  16,282
                                                                 -------

            CONSUMER SERVICES 1.1%
   181,838  Service Corporation International                      5,535
                                                                 -------

            CONTAINERS 1.0%
   128,400  Bemis Company, Inc.                                    4,895
                                                                 -------

            COSMETICS & SOAP 3.1%
   100,600  Estee Lauder Companies - Class A                       4,471
    23,800  Gillette Company                                       2,120
   130,250  Procter & Gamble Company                               8,857
                                                                 -------
                                                                  15,448
                                                                 -------


     Number                                                     Market Value
    of Shares                                                  (in thousands)
    ---------                                                  --------------

            DRUGS 10.3%
    79,800  Baxter International, Inc.                           $ 3,691
    97,100  Johnson & Johnson                                      5,571
   141,000  McKesson Corporation                                  15,131
   205,300  Pfizer, Inc.                                          14,525
   119,000  SmithKline Beecham - PLC ADR                           5,667
    43,400  Warner-Lambert Company                                 6,214
                                                                 -------
                                                                  50,799
                                                                 -------

            ELECTRIC 1.1%
   120,350  NIPSCO Industries, Inc.                                5,288
                                                                 -------

            ELECTRICAL EQUIPMENT 1.6%
    26,750  Emerson Electric Company                               1,403
    75,300  Grainger (W.W.), Inc.                                  6,584
                                                                 -------
                                                                   7,987
                                                                 -------

            ELECTRONICS 1.0%
    82,800  Hewlett-Packard Company                                5,108
                                                                 -------

            ENVIRONMENTAL SERVICES 1.1%
   364,600  Laidlaw, Inc. - Class B                                5,150
                                                                 -------

            FINANCIAL SERVICES 5.6%
   251,475  Equifax                                                7,812
   103,300  Federal National Mortgage Association                  5,004
    91,800  Household International, Inc.                         10,396
    61,900  Travelers Group, Inc.                                  4,333
                                                                 -------
                                                                  27,545
                                                                 -------

            FOOD, BEVERAGES & TOBACCO 0.5%
    61,000  Nabisco Holdings Corporation - Class A                 2,509
                                                                 -------

            INSURANCE 5.1%
   117,800  MBIA, Inc.                                             7,039
   352,400  ReliaStar Financial Corporation                       13,171
   179,100  Western National Corporation                           5,160
                                                                 -------
                                                                  25,370
                                                                 -------

            INVESTMENT COMPANIES 0.4%
    72,500  United Assets Management Corporation                   1,921
                                                                 -------

            METAL & MINERALS 0.1%
    31,790  Worthington Industries, Inc.                             658
                                                                 -------

            MULTI-INDUSTRY 5.4%
   103,100  Dover Corporation                                      6,959
    72,300  Harsco Corporation                                     3,000
   449,600  Tyco International, Ltd.                              16,972
                                                                 -------
                                                                  26,931
                                                                 -------

            NATURAL GAS 2.3%
   107,000  Enron Corporation                                      4,066
   140,700  The Williams Companies, Inc.                           7,167
                                                                 -------
                                                                  11,233
                                                                 -------

                     See notes to the financial statements.


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            OIL - DOMESTIC 1.2%
   118,400  Phillips Petroleum Company                           $ 5,728
                                                                 -------

            OIL - INTERNATIONAL 1.8%
   120,450  Mobil Corporation                                      8,770
                                                                 -------

            PAPER & FOREST PRODUCTS 0.7%
    72,500  Kimberly-Clark Corporation                             3,765
                                                                 -------

            PRINTING & PUBLISHING 2.1%
    86,400  Houghton Mifflin Company                               3,067
   113,100  McGraw-Hill, Inc.                                      7,394
                                                                 -------
                                                                  10,461
                                                                 -------

            RAILROADS 0.8%
   113,600  Illinois Central Corporation - Class A                 4,047
                                                                 -------

            REAL ESTATE 2.3%
   113,800  Bay Apartments Communities, Inc.                       4,453
    56,100  Boston Properties, Inc.                                1,774
    98,300  CCA Prison Realty Trust                                3,391
    67,300  Security Capital Industrial                            1,653
                                                                 -------
                                                                  11,271
                                                                 -------

            RETAIL 5.6%
   106,800  CVS Corporation                                        6,548
   347,200  Gap, Inc.                                             18,467
    56,275  Hannaford Brothers Company                             2,128
    17,700  Walgreen Company                                         498
                                                                 -------
                                                                  27,641
                                                                 -------

            TELECOMMUNICATIONS 0.9%
   101,600  GTE Corporation                                        4,312
                                                                 -------

            TELECOMMUNICATIONS EQUIPMENT 1.6%
    97,398  Lucent Technologies, Inc.                              8,029
                                                                 -------

            TEXTILES & APPAREL 2.2%
    94,200  Liz Claiborne, Inc.                                    4,775
   212,500  Warnaco Group - Class A                                6,003
                                                                 -------
                                                                  10,778
                                                                 -------

            Total Common Stock (Cost $287,625)                   432,345
                                                                 -------

            PREFERRED STOCK 2.9%
            COMMUNICATIONS & MEDIA 1.4%
   159,700  Time Warner, Inc.
               (convertible to Hasbro common stock)                6,907
                                                                 -------

            COMPUTERS 0.8%
    45,800  MicroSoft Corporation
               (convertible to Microsoft Corp. common stock)       4,042
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------


            FINANCIAL SERVICES 0.7%
    65,600  Salomon, Inc.
               (convertible to Cincinnati Bell, Inc.
                common stock)                                   $  3,542
                                                                 -------

            Total Preferred Stock (Cost $13,473)                  14,491
                                                                 -------

     Number
    of Shares
 (in thousands)
 --------------

            LONG-TERM INVESTMENTS 5.1%
            Corporate Convertible BONDS 5.1%
       111  DECS Trust II,
               6.875%, 11/15/00 (convertible to Royal
               Group Technologies common stock)                    2,861
       153  Merrill Lynch Strypes,
               6.50%, 8/15/98 (convertible to MGIC
               Investment Corporation common stock)               15,616

    Principal
     Amount
 (in thousands)
 --------------

    $2,900  Federated Department Stores,
               5.00%, 10/01/03 (convertible to Federated
               Department Stores, Inc. common stock)               3,944
     2,745  Tenet Health Care Subordinated
               Convertible Debentures, 6.00%, 12/01/05
               (convertible to Vencor, Inc. common stock)          2,728

                                                                 -------
            Total Long-Term Investments (Cost $18,161)            25,149
                                                                 -------

     Number
    of Shares
 (in thousands)
 --------------

            SHORT-TERM INVESTMENTS 5.8%
            INVESTMENT COMPANIES 3.8%
        59  Financial Square Prime Obligation Fund                    59
    18,693  Short-Term Investments Co. Liquid Assets Portfolio    18,693
                                                                 -------
                                                                  18,752
                                                                 -------

    Principal
     Amount
 (in thousands)
 --------------

            VARIABLE RATE DEMAND NOTES 2.0%
   $10,000  Warner-Lambert Co.                                    10,000

                                                                 -------
            Total Short-Term Investments (Cost $28,752)           28,752

                                                                 -------
            Total Investments (Cost $348,011) 101.3%             500,737

                                                                 -------
            Liabilities, less Other Assets (1.3)%                (6,647)

                                                                 -------
            TOTAL NET ASSETS 100.0%                             $494,090
                                                                ========

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            COMMON STOCKS 93.1%
            AEROSPACE & AIRCRAFT 1.9%
    29,000  Allied Signal, Inc.                                   $1,044
    52,426  Boeing Company                                         2,510
     3,200  General Dynamics Corporation                             260
    10,334  Lockheed Martin Corporation                              982
     3,300  Northrop Grumman Corporation                             361
    12,300  Raytheon Company                                         667
    11,000  Rockwell International Corporation                       539
     8,400  Textron, Inc.                                            486
    12,000  United Technologies Corporation                          840
                                                                 -------
                                                                   7,689
                                                                 -------

            AIR TRANSPORTATION 0.4%
     4,700  AMR Corporation*                                         547
     3,800  Delta Air Lines, Inc.                                    383
     5,600  Federal Express Corporation*                             374
     7,000  Southwest Airlines Company                               228
     5,300  US Airways Group, Inc.*                                  249
                                                                 -------
                                                                   1,781
                                                                 -------

            APPLIANCES 0.2%
     2,200  Armstrong World Industries, Inc.                         146
     4,200  Black & Decker Corporation                               160
     6,200  Maytag Corporation                                       207
     3,100  Snap-On Tools, Inc.                                      133
     3,700  Whirlpool Corporation                                    224
                                                                 -------
                                                                     870
                                                                 -------

            AUTOS & TRUCKS 2.1%
     7,200  Autozone, Inc.*                                          213
    35,050  Chrysler Corporation                                   1,236
     4,800  Dana Corporation                                         225
     3,900  Eaton Corporation                                        377
     3,700  Echlin, Inc.                                             121
    62,500  Ford Motor Company                                     2,730
    38,400  General Motors Corporation                             2,465
     8,737  Genuine Parts Company                                    274
     5,600  ITT Industries, Inc.                                     177
     3,666  Meritor Automotive, Inc.*                                 82
     4,240  PACCAR, Inc.                                             191
     6,200  TRW, Inc.                                                355
                                                                 -------
                                                                   8,446
                                                                 -------

            BANKING 7.5%
    30,745  Banc One Corporation                                   1,603
     7,200  Bank of Boston Corporation                               584
    19,300  Bank of New York Company, Inc.                           908
    36,524  BankAmerica Corporation                                2,611
     5,000  Bankers Trust New York Corporation                       590
    10,100  Barnett Banks, Inc.                                      697
    21,910  Chase Manhattan Corporation                            2,528
    23,700  Citicorp                                               2,964
     5,400  Comerica, Inc.                                           427


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            BANKING 7.5% (CONT.)
    10,300  CoreStates Financial Corporation                     $   749
     7,900  Fifth Third Bancorp                                      507
    15,985  First Chicago Corporation                              1,163
    30,060  First Union Corporation                                1,475
    13,071  Fleet Financial Group, Inc.                              841
    10,000  Huntington Bancshares Incorporated                       323
    13,200  Mellon Bank Corporation                                  681
     9,200  J.P. Morgan & Company, Inc.                            1,010
    37,406  NationsBank Corporation                                2,240
    39,400  Norwest Corporation                                    1,263
    15,700  PNC Bank Corporation                                     746
     2,800  Republic New York Corporation                            296
     8,200  State Street Corporation                                 457
    10,800  Sun Trust Banks, Inc.                                    700
    12,485  US Bancorp                                             1,270
     8,200  Wachovia Corporation                                     618
    13,590  Washington Mutual, Inc.                                  930
     4,533  Wells Fargo & Company                                  1,321
                                                                 -------
                                                                  29,502
                                                                 -------

            BIO-TECHNOLOGY 0.2%
    13,600  Amgen, Inc.*                                             670
                                                                 -------

            BUILDING & HOUSING 0.4%
    12,200  Corning, Inc.                                            551
     4,600  Fluor Corporation                                        189
     8,100  Masco Corporation                                        355
     2,900  Owens-Corning Fiberglass Corporation                      99
     6,100  The Stanley Works                                        258
                                                                 -------
                                                                   1,452
                                                                 -------

            BUILDING MATERIALS 0.1%
     4,800  Johnson Controls, Inc.                                   215
                                                                 -------

            BUSINESS MACHINES & SOFTWARE 3.3%
     6,500  Apple Computer, Inc.*                                    111
    39,545  COMPAQ Computer Corporation                            2,521
     7,650  Digital Equipment Corporation*                           383
     6,500  Honeywell, Inc.                                          442
    50,900  International Business Machines Corporation            4,991
    52,212  Oracle Systems Corporation*                            1,868
     7,900  Pitney-Bowes, Inc.                                       627
    18,600  Sun Microsystems, Inc.*                                  637
    17,150  Xerox Corporation                                      1,360
                                                                 -------
                                                                  12,940
                                                                 -------

            BUSINESS SERVICES 2.0%
     3,300  Autodesk, Inc.                                           122
    15,800  Automatic Data Processing, Inc.                          808
     5,700  H & R Block, Inc.                                        211
     3,200  Ceridian Corporation*                                    125
    35,000  Cisco Systems, Inc.*                                   2,871
    18,525  Computer Associates International, Inc.                1,381

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            BUSINESS SERVICES 2.0% (CONT.)
     4,400  Computer Sciences Corporation*                        $  312
     4,700  Deluxe Corporation                                       154
     8,021  Dun & Bradstreet Corporation                             229
     7,600  Equifax Inc.                                             236
    22,900  First Data Corporation                                   666
     3,600  Moore Corporation Limited                                 58
     2,600  National Service Industries                              115
    12,200  Service Corporation International                        371
                                                                 -------
                                                                   7,659
                                                                 -------

            CHEMICALS 2.5%
     5,400  Air Products and Chemicals, Inc.                         410
    11,600  Dow Chemical Company                                   1,053
    59,200  Dupont (E.I.) De Nemours & Company                     3,367
     3,300  Ecolab, Inc.                                             157
     3,600  W.R. Grace & Company                                     245
     3,100  Great Lakes Chemical Corporation                         146
     5,300  Hercules, Inc.                                           243
     1,800  Millipore Corporation                                     70
    30,200  Monsanto Company                                       1,291
     6,900  Morton International, Inc.                               228
     2,500  Nalco Chemical Company                                   100
     8,800  PPG Industries, Inc.                                     498
     8,300  Praxair, Inc.                                            362
     2,800  Rohm & Haas Company                                      233
     6,600  Rubbermaid, Inc.                                         159
     8,400  Sherwin-Williams Company                                 233
     6,300  Sigma-Aldrich Corporation                                221
     6,450  Union Carbide Corporation                                295
     8,650  The Williams Companies, Inc.                             441
                                                                 -------
                                                                   9,752
                                                                 -------

            COMMUNICATIONS & MEDIA 1.5%
     4,350  Andrew Corporation*                                      101
     5,200  Clear Channel Communications, Inc.*                      343
    18,600  Comcast Corporation - Class A                            512
     4,700  Dow Jones & Company, Inc.                                219
    14,800  Gannett Company, Inc.                                    778
     3,400  Harcourt General, Inc.                                   170
     7,150  Interpublic Group of Companies, Inc.                     340
     5,000  Knight-Ridder, Inc.                                      261
     4,400  New York Times Company - Class A                         241
    26,500  Tele-Communications, Inc. - Class A*                     608
    30,000  Time Warner, Inc.                                      1,731
     4,623  Times Mirror Company - Class A                           250
     6,900  Tribune Company                                          380
                                                                 -------
                                                                   5,934
                                                                 -------

            COMPUTERS 0.7%
    17,100  Dell Computer Corporation*                             1,370
    12,900  EMC Corporation*                                         722
    13,900  Seagate Technology, Inc.*                                377
     9,400  Silicon Graphics, Inc.*                                  138
                                                                 -------
                                                                   2,607
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            CONGLOMERATES 0.2%
     5,900  ITT Destinations, Inc.*                              $   441
     9,624  Tenneco, Inc.                                            432
                                                                 -------
                                                                     873
                                                                 -------

            CONSUMER DURABLES 0.3%
     3,637  Eastman Chemical Company                                 217
    16,450  Eastman Kodak Company                                    985
     2,128  Polaroid Corporation                                      96
                                                                 -------
                                                                   1,298
                                                                 -------

            CONSUMER PRODUCTS 0.2%
     4,400  Avery Dennison Corporation                               175
     8,021  Cognizant Corporation                                    314
     7,600  Newell Company                                           292
     3,200  Tupperware Corporation                                    80
                                                                 -------
                                                                     861
                                                                 -------

            CONTAINERS 0.2%
     2,100  Bemis Company, Inc.                                       80
     6,900  Crown Cork & Seal Company, Inc.                          311
     6,700  Owens-Illinois, Inc.*                                    231
                                                                 -------
                                                                     622
                                                                 -------

            COSMETICS & SOAP 2.4%
     6,400  Avon Products, Inc.                                      419
     5,400  Clorox Company                                           378
    15,100  Colgate-Palmolive Company                                978
    29,444  Gillette Company                                       2,622
     5,800  International Flavors & Fragrances, Inc.                 281
    70,700  Procter & Gamble Company                               4,808
                                                                 -------
                                                                   9,486
                                                                 -------

            DISTRIBUTION 0.1%
     6,358  Ikon Office Solutions, Inc.                              180
                                                                 -------

            DIVERSIFIED 0.5%
    32,800  Unilever N.V.                                          1,751
                                                                 -------

            DRUGS 8.7%
    39,600  Abbott Laboratories                                    2,428
     2,400  Allergan, Inc.                                            79
     3,900  Alza Corporation*                                        102
    34,000  American Home Products Corporation                     2,520
     3,100  Bard (C.R.), Inc.                                         86
    15,300  Baxter International, Inc.                               708
     6,200  Becton, Dickinson & Company                              286
    52,220  Bristol-Meyers Squibb Company                          4,582
     5,600  Cardinal Health, Inc.                                    416
       195  Crescenco Pharmaceuticals Corporation*                     2
     7,300  Humana, Inc.*                                            153
    69,700  Johnson & Johnson                                      3,999
    58,200  Eli Lilly & Company                                    3,892
    25,200  Medtronic, Inc.                                        1,096

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            DRUGS 8.7% (CONT.)
   $62,400  Merck & Company, Inc.                               $  5,569
    66,600  Pfizer, Inc.                                           4,712
    27,755  Pharmacia & Upjohn, Inc.                                 881
    37,600  Schering-Plough                                        2,108
     3,800  St. Jude Medical, Inc.*                                  115
    15,000  Tenet Healthcare Corporation*                            459
                                                                 -------
                                                                  34,193
                                                                 -------

            ELECTRIC 0.9%
     8,032  CINergy Corporation                                      265
    13,300  Consolidated Edison Company of New York, Inc.            456
    19,528  Duke Power Company                                       942
    19,400  Edison International                                     497
     5,600  General Public Utilities Corporation                     203
    17,300  PacifiCorp                                               375
    11,800  Texas Utilities Company                                  423
     5,500  Union Electric Company                                   207
                                                                 -------
                                                                   3,368
                                                                 -------

            ELECTRICAL EQUIPMENT 3.3%
    11,900  AMP, Inc.                                                536
    23,900  Emerson Electric Company                               1,253
   171,400  General Electric Company                              11,066
     2,800  Grainger (W.W.), Inc.                                    245
                                                                 -------
                                                                  13,100
                                                                 -------

            ELECTRONICS 3.9%
     3,400  General Signal Corporation                               136
     4,200  Harris Corporation                                       183
    54,500  Hewlett-Packard Company                                3,362
    84,300  Intel Corporation                                      6,491
    30,600  Motorola, Inc.                                         1,890
     8,500  National Semiconductor Corporation*                      306
    14,100  Northern Telecom Ltd.                                  1,265
     2,100  Perkin-Elmer Corporation                                 131
     2,300  Tektronix, Inc.                                          136
     9,800  Texas Intruments, Inc.                                 1,046
     2,500  Thomas & Betts Corporation                               124
     2,700  Western Atlas, Inc.*                                     233
                                                                 -------
                                                                  15,303
                                                                 -------

            ENERGY 1.7%
     9,300  American Electric Power Company                          439
     7,150  Baltimore Gas & Electric Company                         196
     7,700  Carolina Power & Light Company                           275
    10,600  Central & South West Corporation                         229
     5,225  Coastal Corporation                                      314
     4,800  Consolidated Natural Gas Company                         260
    10,000  Dominion Resources, Inc.                                 372
     7,800  DTE Energy Company                                       240
    11,800  Entergy Corporation                                      288
     9,100  FPL Group, Inc.                                          470
    14,972  Houston Industries, Inc.                                 326
     4,100  Niagara Mohawk Power Corporation*                         40


     Number                                                    Market Value
    of Shares                                                 (in thousands)
    ---------                                                 --------------

            ENERGY 1.7% (CONT.)
     3,300  NICOR, Inc.                                           $  127
     4,500  Northern States Power Company                            227
     6,500  Ohio Edison Company                                      161
     4,600  Pacific Enterprises, Inc.                                150
    22,300  Pacific Gas & Electric Company                           570
    10,700  Peco Energy Company                                      243
    12,500  Public Service Enterprises Group, Inc.                   324
     4,200  Sonat, Inc.                                              193
    34,800  Southern Company                                         798
    10,400  Unicom Corporation                                       291
                                                                 -------
                                                                   6,533
                                                                 -------

            ENERGY - RAW MATERIALS 0.5%
     8,300  Baker Hughes, Inc.                                       381
     8,900  Dresser Industries, Inc.                                 375
    13,600  Halliburton Company                                      811
    17,100  Occidental Petroleum Corporation                         477
                                                                 -------
                                                                   2,044
                                                                 -------

            ENTERTAINMENT & LEISURE 0.9%
     4,500  Brunswick Corporation                                    152
     7,125  Hasbro, Inc.                                             207
    14,887  Mattel, Inc.                                             579
    35,200  McDonald's Corporation                                 1,577
     8,100  Mirage Resorts, Incorporated*                            203
    17,285  Viacom, Inc. - Class B*                                  523
     8,050  Wendy's International, Inc.                              169
                                                                 -------
                                                                   3,410
                                                                 -------

            ENVIRONMENTAL SERVICES 0.1%
    15,600  Laidlaw, Inc. - Class B                                  220
                                                                 -------

            FINANCE 1.9%
    24,200  American Express Company                               1,888
     2,400  Beneficial Corporation                                   184
     5,000  H.F. Ahmanson & Company                                  295
     5,400  Household International, Inc.                            612
    16,900  Merrill Lynch & Company, Inc.                          1,143
    10,700  National City Corporation                                639
     5,400  Salomon, Inc.                                            420
    33,810  The Travelers, Inc.                                    2,367
                                                                 -------
                                                                   7,548
                                                                 -------

            FINANCIAL SERVICES 1.7%
    10,400  Conseco, Inc.                                            454
     5,600  Countrywide Credit Industries, Inc.                      192
    55,800  Federal National Mortgage Association                  2,703
     6,600  Green Tree Financial Corporation                         278
     4,200  MBIA, Inc.                                               251
    25,575  MBNA Corporation                                         673
    30,766  Morgan Stanley Group, Inc.                             1,508
     9,900  SunAmerica, Inc.                                         356
    12,900  The Charles Schwab Corporation                           440
                                                                 -------
                                                                   6,855
                                                                 -------

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            FOOD, BEVERAGES & TOBACCO 6.7%
    31,194  Archer-Daniels-Midland Company                       $   694
    24,700  Campbell Soup Company                                  1,274
   129,900  Coca-Cola Company                                      7,339
    24,150  ConAgra, Inc.                                            728
     7,300  CPC International, Inc.                                  723
     9,800  Dardeen Restaurants, Inc.                                111
     8,600  Fortune Brands, Inc.                                     284
     7,900  General Mills, Inc.                                      521
    18,500  Heinz (H.J.) Company                                     859
     7,400  Hershey Foods Corporation                                409
    22,300  Kellogg Company                                          960
     9,900  Lowe's Companies, Inc                                    412
    80,300  PepsiCo, Inc.                                          2,956
   126,900  Philip Morris Companies, Inc.                          5,028
     4,200  Pioneer Hi-Bred International, Inc.                      385
     6,800  Quaker Oats Company                                      326
     5,200  Ralston-Ralston Purina Group                             467
    24,500  Sara Lee Corporation                                   1,253
     8,200  Sysco Corporation                                        328
    15,820  Tricon Global Restaurants, Inc.*                         480
    10,900  UST, Inc.                                                326
     6,000  Wrigley (Wm) Jr. Company                                 434
                                                                 -------
                                                                  26,297
                                                                 -------

            GOLD & PRECIOUS METALS 0.3%
    18,200  Barrick Gold Corporation                                 374
    13,600  Battle Mountain Gold Company                              83
     3,500  Cyprus Amax Minerals Company                              73
     9,600  Freeport McMoRan Copper & Gold, Inc.                     229
     6,100  Homestake Mining Company                                  75
    11,361  Placer Dome, Inc.                                        176
                                                                 -------
                                                                   1,010
                                                                 -------

            HEALTH CARE SERVICES & SUPPLIES 1.3%
     2,900  Bausch & Lomb, Inc.                                      114
     9,700  Boston Scientific Corporation*                           441
    32,928  Columbia/HCA Healthcare Corporation                      930
    10,200  HBO & Company                                            444
    18,000  HEALTHSOUTH Corporation*                                 460
     2,200  Manor Care, Inc.                                          75
     9,400  United Healthcare Corporation                            435
    13,900  Warner-Lambert Company                                 1,990
                                                                 -------
                                                                   4,889
                                                                 -------

            HOSPITAL SUPPLIES & SERVICES 0.1%
     6,500  Biomet, Inc.                                             162
     2,900  US Surgical Corporation                                   78
                                                                 -------
                                                                     240
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            HOUSEHOLD PRODUCTS 0.1%
    10,600  Federated Department Stores*                         $   466
                                                                 -------

            INSURANCE 3.7%
     7,694  Aetna Life and Casualty Company                          547
    23,073  Allstate Corporation                                   1,914
    13,100  American General Corporation                             668
    36,732  American International Group, Inc.                     3,749
     8,400  Aon Corporation                                          453
     8,900  Chubb Corporation                                        590
     3,700  CIGNA Corporation                                        574
     4,100  General Re Corporation                                   808
     5,700  The Hartford Financial Services Group, Inc.              462
     4,150  Jefferson-Pilot Corporation                              321
    11,402  KeyCorp                                                  698
     5,300  Lincoln National Corporation                             364
     8,500  Marsh & McLennan Companies, Inc.                         604
     6,400  MGIC Investment Corporation                              386
     3,600  Progressive Corporation                                  375
     4,900  Providian Corporation                                    181
     6,500  SAFECO Corporation                                       310
     4,300  St Paul Companies, Inc.                                  344
     6,500  Torchmark Corporation                                    259
     3,200  Transamerica Corporation                                 323
     8,000  UNUM Corporation                                         390
     5,200  USF&G Corporation                                        105
                                                                 -------
                                                                  14,425
                                                                 -------

            LIQUOR 0.5%
    26,400  Anheuser-Busch Companies, Inc.                         1,054
     3,400  Brown-Foreman Corporation - Class B                      167
    18,300  Seagram Company Ltd.                                     616
                                                                 -------
                                                                   1,837
                                                                 -------

            LODGING 0.1%
     8,600  HFS, Inc.*                                               606
                                                                 -------

            MACHINERY - AGRICULTURE & AUTOMOTIVE 0.1%
     3,700  Case Equipment                                           221
                                                                 -------

            MACHINERY - INDUSTRIAL 0.1%
     3,400  Harnischfeger Industries, Inc.                           134
     7,400  Thermo Electron Corporation*                             276
                                                                 -------
                                                                     410
                                                                 -------

            MEDICAL INSTRUMENTS 0.1%
     7,400  Guidant Corporation                                      426
                                                                 -------

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            METALS & MINERALS 0.3%
     8,760  Allegheny Teledyne, Inc.                              $  231
     4,600  Nucor Corporation                                        240
    15,666  USX Corporation-Marathon Group, Inc.                     560
     4,793  USX Corporation-US Steel Group, Inc.                     163
     5,125  Worthington Industries, Inc.                             106
                                                                 -------
                                                                   1,299
                                                                 -------

            MISCELLANEOUS 0.9%
    19,600  Applied Materials, Inc.*                                 654
     4,100  Mallinckrodt Group, Inc.                                 154
     6,900  PP&L Resources, Inc.                                     149
    18,000  3 Com Corporation*                                       746
    22,100  3M Corporation                                         2,022
                                                                 -------
                                                                   3,725
                                                                 -------

            MULTI-INDUSTRY 0.4%
     5,800  Loews Corporation                                        648
    27,200  Tyco International, Ltd.                               1,027
                                                                 -------
                                                                   1,675
                                                                 -------

            NATURAL GAS 0.2%
    16,700  Enron Corporation                                        635
                                                                 -------
            NON-FERROUS METALS 0.5%
    11,550  Alcan Aluminum Ltd.                                      330
     9,600  Aluminum Company of America                              701
     1,200  ASARCO, Inc.                                              33
     6,300  Englehard Corporation                                    109
     8,100  Inco, Ltd.                                               167
     7,436  Newmont Mining Corporation                               260
     3,300  Phelps Dodge Corporation                                 245
     3,600  Reynolds Metals Company                                  219
                                                                 -------
                                                                   2,064
                                                                 -------

            OFFICE EQUIPMENT 0.0%
    16,700  Novell, Inc.*                                            141
                                                                 -------

            OIL - DOMESTIC 1.8%
     4,700  Amerada Hess Corporation                                 289
    25,400  Amoco Corporation                                      2,329
     3,200  Anadarko Petroleum Corporation                           234
     3,800  Ashland, Inc.                                            181
    16,500  Atlantic Richfield Company                             1,358
     9,793  Burlington Resources, Inc.                               479
     2,700  Columbia Gas System, Inc.                                195
     2,000  Kerr-McGee Corporation                                   135
     4,900  Oryx Energy Company*                                     135
     2,400  Pennzoil Company                                         178
    14,500  Phillips Petroleum Company                               701
     4,400  Rowan Companies, Inc.*                                   171
     3,800  Sun Company, Inc.                                        152
    13,000  Unocal Corporation                                       536
                                                                 -------
                                                                   7,073
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            OIL - INTERNATIONAL 5.4%
     4,600  Apache Corporation                                   $   193
    33,800  Chevron Corporation                                    2,803
   127,800  Exxon Corporation                                      7,852
    40,600  Mobil Corporation                                      2,956
   110,800  Royal Dutch Petroleum Company                          5,831
    27,300  Texaco, Inc.                                           1,554
                                                                 -------
                                                                  21,189
                                                                 -------

            OIL & GAS SERVICES 0.7%
    26,200  Schlumberger, Ltd.                                     2,293
    12,938  Union Pacific Resources Group                            319
                                                                 -------
                                                                   2,612
                                                                 -------

            PAPER & FOREST PRODUCTS 1.2%
     2,500  Boise Cascade Corporation                                 87
     5,500  Champion International Corporation                       304
     9,600  Fort James Corporation                                   381
     4,600  Georgia-Pacific Corporation                              390
    16,400  International Paper Company                              738
    28,612  Kimberly-Clark Corporation                             1,486
     4,972  Louisiana Pacific Corporation                            104
     2,200  Mead Corporation                                         133
     3,250  Temple-Inland, Inc.                                      186
     3,050  Union Camp Corporation                                   165
     4,225  Westvaco Corporation                                     139
    10,950  Weyerhaeuser Company                                     523
     5,800  Willamette Industries                                    192
                                                                 -------
                                                                   4,828
                                                                 -------

            POLLUTION CONTROL 0.2%
    11,200  Browning-Ferris Industries, Inc.                         364
    23,200  Waste Management, Inc.                                   542
                                                                 -------
                                                                     906
                                                                 -------

            PRINTING & PUBLISHING 0.1%
     5,100  McGraw-Hill, Inc.                                        333
     7,000  R.R. Donnelley & Sons Company                            228
                                                                 -------
                                                                     561
                                                                 -------

            PRODUCTION 1.3%
     1,200  Briggs & Stratton Corporation                             60
    20,200  Caterpillar, Inc.                                      1,035
     6,100  Cooper Industries, Inc.                                  318
    13,000  Deere & Company                                          684
     5,300  Dover Corporation                                        358
     1,900  FMC Corporation*                                         154
     1,600  Foster Wheeler Corporation                                53
    13,100  Illinois Tool Works, Inc.                                644
     8,100  Ingersoll-Rand Company                                   315
     6,366  Pall Corporation                                         132
     6,525  Parker-Hannifin Corporation                              273
     1,850  Raychem Corporation                                      168
     2,600  Timken Company                                            87
    37,000  Westinghouse Electric Corporation                        978
                                                                 -------
                                                                   5,259
                                                                 -------

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            RAILROADS 0.7%
     7,881  Burlington Northern Santa Fe                         $   749
    11,920  CSX Corporation                                          652
    18,900  Norfolk Southern Corporation                             607
    12,300  Union Pacific Corporation                                753
     5,300  Whitman Corporation                                      139
                                                                 -------
                                                                   2,900
                                                                 -------

            RETAIL 4.0%
    11,800  Albertson's, Inc.                                        435
     4,400  American Greetings Corporation                           153
    15,600  American Stores Company                                  401
     4,700  Circuit City Stores, Inc.                                187
    10,521  Costco Companies, Inc.*                                  405
    11,100  Dayton Hudson Corporation                                697
     5,500  Dillard Department Stores, Inc. - Class A                211
    14,400  Gap, Inc.                                                766
     2,500  Giant Food, Inc.                                          77
    38,850  Home Depot, Inc.                                       2,161
    23,500  Kmart Corporation*                                       310
    14,300  Kroger Corporation*                                      467
    13,911  The Limited, Inc.                                        328
    12,376  The May Department Stores Company*                       667
     1,600  Mercantile Stores Company, Inc.                           94
     3,400  Nordstrom, Inc.                                          208
    13,700  J.C. Penney Company, Inc.                                804
     2,000  Pep Boys - Manny, Moe & Jack                              50
     7,100  Rite Aid Corporation                                     422
    20,700  Sears Roebuck and Company                                867
     3,500  Supervalu, Inc.                                          128
     4,600  Tandy Corporation                                        158
     7,400  TJX Companies, Inc.                                      219
    15,625  Toys "R" Us, Inc.*                                       532
    25,100  Walgreen Company                                         706
   118,600  Wal-Mart Stores, Inc.                                  4,166
     7,800  Winn-Dixie Stores, Inc.                                  290
     6,600  Woolworth Corporation*                                   125
                                                                 -------
                                                                  16,034
                                                                 -------

            SAVINGS & LOAN 0.4%
    35,400  Federal Home Loan Mortgage Corporation                 1,341
     3,400  Golden West Financial Corporation                        295
                                                                 -------
                                                                   1,636
                                                                 -------

            SEMICONDUCTORS 0.2%
     7,500  Advanced Micro Devices, Inc.*                            173
     4,500  KLA-Tencor Corporation*                                  198
     7,100  LSI Logic Corp*                                          155
    10,500  Micron Technology Incorporated                           282
                                                                 -------
                                                                     808
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            SOFTWARE 2.3%
     3,300  Adobe Systems Incorporated                           $   158
    10,700  Bay Networks*                                            338
    61,900  Microsoft Corporation*                                 8,047
     6,600  Parametric Technology Company*                           291
        11  Siebel Sytems, Inc.*                                       1
                                                                 -------
                                                                   8,835
                                                                 -------

            TELECOMMUNICATIONS 7.0%
    27,200  Airtouch Communications, Inc.*                         1,051
     9,200  Alltell Corporation                                      325
    28,400  Ameritech Corporation                                  1,846
    85,056  AT&T Corporation                                       4,162
    40,604  Bell Atlantic Corporation                              3,243
    51,200  BellSouth Corp.                                        2,422
     7,300  Cabletron Systems*                                       212
     5,800  DSC Communications Corporation*                          141
     7,300  Frontier Corporation                                     158
    49,400  GTE Corporation                                        2,096
    33,696  Lucent Technologies, Inc.                              2,778
    35,100  MCI Communications Corporation                         1,246
    47,894  SBC Communications, Inc.                               3,047
    22,000  Sprint Corporation                                     1,144
    24,453  US West, Inc.                                            974
    30,153  US West Media Group, Inc.*                               761
    47,800  WorldCom, Inc.*                                        1,607
                                                                 -------
                                                                  27,213
                                                                 -------

            TELECOMMUNICATIONS EQUIPMENT 0.2%
     5,700  NextLevel Systems, Inc.*                                  77
    10,000  Tellabs, Inc.*                                           540
                                                                 -------
                                                                     617
                                                                 -------

            TEXTILES & APPAREL 0.5%
     9,700  CVS Corporation                                          595
     4,100  Fruit of The Loom, Inc.*                                 107
     3,600  Liz Claiborne, Inc.                                      182
    15,900  Nike, Inc. - Class B                                     747
     2,600  Reebok International Ltd.                                 96
     2,000  Russell Corporation                                       59
     3,277  VF Corporation                                           293
                                                                 -------
                                                                   2,079
                                                                 -------

            TIRE & RUBBER 0.2%
     4,800  Cooper Tire & Rubber Company                             102
     2,600  Goodrich (B.F.) Company                                  116
     7,862  Goodyear Tire & Rubber Company                           492
                                                                 -------
                                                                     710
                                                                 -------

            TRANSPORTATION EQUIPMENT 0.0%
     1,700  Cummins Engine Company, Inc.                             104
                                                                 -------

                     See notes to the financial statements.


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            TRAVEL & RECREATION 1.1%
    20,875  CUC International, Inc.*                            $    616
    35,500  The Walt Disney Company                                2,920
     4,950  Harrahs Entertainment, Inc.*                              97
    12,100  Hilton Hotels Corporation                                373
     6,500  Marriott International, Inc.                             453
                                                                 -------
                                                                   4,459
                                                                 -------

            TRUCKING 0.1%
     2,000  Caliber System, Inc.                                     104
     3,550  Ryder System, Inc.                                       124
                                                                 -------
                                                                     228
                                                                 -------

            Total Common Stock (Cost $212,901)                   365,579
                                                                 -------


    Principal
     Amount                                                   Market Value
 (in thousands)                                              (in thousands)
 --------------                                               -------------

            SHORT-TERM INVESTMENTS 6.8%
            U.S. TREASURIES 0.4%
   $ 1,500  US Treasury Bill, 5.14%, 12/11/97                   $  1,492
                                                                 -------

            Total U.S. Treasuries (Cost $1,492)                    1,492
                                                                 -------

            VARIABLE RATE DEMAND NOTES 6.4%
    13,492  Sara Lee Corporation                                  13,492
    11,802  Warner-Lambert Co.                                    11,802
                                                                 -------

            Total Variable Rate Demand Notes (Cost $25,294)       25,294
                                                                 -------

            Total Short-Term Investments (Cost $26,786)           26,786
                                                                 -------

            Total Investments (Cost $239,687) 99.9%              392,365
                                                                 -------

            Other Assets, less Liabilities 0.1%                      260
                                                                 -------

            TOTAL NET ASSETS - 100.0%                           $392,625
                                                                ========

            * Non-income producing

                     See notes to the financial statements.


GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            COMMON STOCKS 90.6%
            AEROSPACE & AIRCRAFT 1.5%
   109,000  Gulfstream Aerospace Corporation*                    $ 3,161
                                                                 -------

            AIR TRANSPORTATION 1.6%
    48,000  Federal Express Corporation*                           3,204
                                                                 -------

            BANKING 5.8%
    40,005  Charter One Financial, Inc.                            2,325
    34,100  Chase Manhattan Corporation                            3,934
    85,400  First Union Corporation                                4,190
    22,200  Washington Mutual, Inc.                                1,519
                                                                 -------
                                                                  11,968
                                                                 -------

            BUILDING MATERIALS .5%
    44,300  Royal Group Technologies Ltd.*                         1,124
                                                                 -------

            BUSINESS MACHINES & SOFTWARE 2.8%
    16,800  BMC Software, Inc.*                                    1,014
    16,500  Microsoft Corporation*                                 2,145
    82,400  Sterling Commerce, Inc.*                               2,735
                                                                 -------
                                                                   5,894
                                                                 -------

            BUSINESS SERVICES 10.1%
     9,200  Bell & Howell Company*                                   254
    36,000  Cintas Corporation                                     2,601
   102,000  Cognizant Corporation                                  3,997
    76,728  First Data Corporation                                 2,230
     9,600  Manpower, Inc.                                           368
   149,900  Pittston Brink's Group                                 5,415
    28,900  Sabre Group Holdings, Inc.*                              766
   221,200  SunGard Data Systems, Inc.*                            5,226
                                                                 -------
                                                                  20,857
                                                                 -------

            CHEMICALS .9%
    33,500  Dupont (E.I.) De Nemours and Company                   1,905
                                                                 -------

            COMMUNICATIONS & MEDIA 2.0%
    86,600  Interpublic Group of Companies, Inc.                   4,114
                                                                 -------

            COMPUTERS .4%
    10,900  Dell Computer Corporation*                               873
                                                                 -------

            CONSUMER PRODUCTS 1.6%
    56,400  Newell Company                                         2,164
    25,600  Sunbeam Corporation                                    1,160
                                                                 -------
                                                                   3,324
                                                                 -------

            DRUGS 4.6%
    40,300  Elan Corporation, PLC ADR*                             2,010
    33,500  Merck & Co., Inc.                                      2,990
    38,300  Teva Pharmaceutical Industries, Ltd. ADR               1,791
    18,700  Warner-Lambert Company                                 2,678
                                                                 -------
                                                                   9,469
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

          ELECTRONICS & SCIENTIFIC INSTRUMENTS 4.2%
 37,600   Cisco Systems, Inc.*                                   $ 3,085
 38,700   Hewlett-Packard Company                                  2,387
 79,116   Molex, Inc. - Class A                                    2,774
 11,800   Thermo Instrument Systems Inc.*                            426
                                                                 -------
                                                                   8,672
                                                                 -------

          ENTERTAINMENT & LEISURE 1.6%
 33,400   GTECH Holdings Corporation*                              1,077
 26,700   The Walt Disney Company                                  2,196
                                                                 -------
                                                                   3,273
                                                                 -------

          FINANCIAL SERVICES 6.2%
 27,100   Associates First Capital Corporation                     1,724
 46,600   Federal National Mortgage Association                    2,257
181,350   MBNA Corporation                                         4,772
 60,700   SunAmerica, Inc.                                         2,181
 27,790   Travelers Group, Inc.                                    1,945
                                                                 -------
                                                                  12,879
                                                                 -------

          HEALTH CARE SERVICES & SUPPLIES 5.1%
 28,200   Boston Scientific Corporation*                           1,283
 14,700   Cardinal Health, Inc.                                    1,091
 62,350   Health Care & Retirement Corporation*                    2,358
 63,300   Lincare Holdings, Inc.*                                  3,394
 87,200   Vencor, Inc.*                                            2,354
                                                                 -------
                                                                  10,480
                                                                 -------

          INSURANCE 6.6%
 52,225   AFLAC, Inc.                                              2,657
113,000   MBIA, Inc.                                               6,752
 70,000   MGIC Investment Corporation                              4,222
                                                                 -------
                                                                  13,631
                                                                 -------

          INVESTMENT COMPANIES .4%
 34,900   United Assets Management Corporation                       925
                                                                 -------

          LODGING 1.6%
 23,700   Mirage Resorts, Inc.*                                      593
 67,200   Promus Hotel Corporation*                                2,638
                                                                 -------
                                                                   3,231
                                                                 -------

          METALS & MINERALS 0.8%
 24,300   Nucor Corporation                                        1,270
 14,600   Worthington Industries, Inc.                               302
                                                                 -------
                                                                   1,572
                                                                 -------

          MULTI-INDUSTRY 6.6%
 42,500   Leggett & Platt, Inc.                                    1,774
122,200   Thermo Electron Corporation*                             4,560
194,600   Tyco International, Ltd.                                 7,346
                                                                 -------
                                                                  13,680
                                                                 -------

                     See notes to the financial statements.


GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

      Number                                                  Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

          NATURAL GAS .9%
 49,800   Enron Corporation                                     $  1,892
                                                                 -------

          OIL & GAS SERVICES 1.1%
 26,600   Halliburton Company                                      1,586
  9,200   Tidewater, Inc.                                            604
                                                                 -------
                                                                   2,190
                                                                 -------

          POLLUTION CONTROL 1.5%
 86,400   USA Waste Services, Inc.*                                3,197
                                                                 -------

          REAL ESTATE .2%
 13,600   Security Capital Group Incorporated - Class B*             435
                                                                 -------

          RETAIL 7.9%
 13,100   Bed Bath & Beyond, Inc.*                                   416
208,400   CUC International, Inc.*                                 6,148
 70,400   Costco Companies, Inc.*                                  2,711
 61,800   Federated Department Stores, Inc.*                       2,719
 21,700   Home Depot, Inc.                                         1,207
 26,300   Safeway, Inc.*                                           1,529
 49,700   Toys "R" Us, Inc.*                                       1,693
                                                                 -------
                                                                  16,423
                                                                 -------

          SEMICONDUCTORS 1.2%
 31,000   Intel Corporation                                        2,387
                                                                 -------

          TELECOMMUNICATIONS 2.9%
108,600   Cincinnati Bell, Inc.                                    2,932
 91,400   WorldCom, Inc.*                                          3,073
                                                                 -------
                                                                   6,005
                                                                 -------

          TELECOMMUNICATIONS EQUIPMENT 4.2%
 83,100   ECI Telecommunications Limited Designs                   2,296
 31,300   Lucent Technologies, Inc.                                2,580
 70,400   Tellabs, Inc.*                                           3,802
                                                                 -------
                                                                   8,678
                                                                 -------

          TEXTILES & APPAREL 2.0%
 40,900   Liz Claiborne, Inc.                                      2,073
 79,500   Polo Ralph Lauren Corporation*                           2,067
                                                                 -------
                                                                   4,140
                                                                 -------

          TRANSPORTATION 2.1%
153,800   Harley-Davidson, Inc.                                    4,268
                                                                 -------

          TRAVEL & RECREATION 1.7%
 71,100   Carnival Corporation - Class A                           3,448
                                                                 -------

          Total Common Stock (Cost $129,979)                     187,299
                                                                 -------


     Number
    of Shares                                                 Market Value
 (in thousands)                                              (in thousands)
 --------------                                              --------------

            SHORT-TERM INVESTMENTS 9.9%
            INVESTMENT COMPANIES 7.5%
     5,755  Financial Square Prime Obligation Fund              $  5,755
     9,600  Short-Term Investments Co. Liquid Assets Portfolio     9,600
                                                                 -------

            Total Investment Companies (Cost $15,355)             15,355
                                                                 -------

    Principal
     Amount
 (in thousands)
 --------------

            VARIABLE RATE DEMAND NOTES 2.4%
    $5,000  Warner-Lambert Co.                                     5,000
                                                                 -------

            Total Variable Rate Demand Notes (Cost $5,000)         5,000
                                                                 -------

            Total Short-Term Investments (Cost $20,355)           20,355
                                                                 -------

            Total Investments (Cost $150,334) 100.5%             207,654
                                                                 -------

            Other Assets, less Liabilities (0.5)%                  (961)
                                                                 -------

            TOTAL NET ASSETS 100.0%                             $206,693
                                                                ========

            * Non-income producing

                     See notes to the financial statements.

SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            COMMON STOCKS 96.0%
            BUSINESS MACHINES & SOFTWARE 0.9%
   124,900  Adaptec, Inc.*                                      $  6,042
                                                                 -------

            BUSINESS SERVICES 8.3%
   109,299  AccuStaff, Inc.*                                       3,122
   113,300  Ciber, Inc.*                                           5,014
   552,800  Concord EFS, Inc.*                                    16,411
    61,600  Danka Business Systems PLC ADR                         2,279
   339,500  FIserv, Inc.*                                         15,193
   156,300  National Data Corporation                              5,773
     9,000  Paychex, Inc.                                            343
   273,950  Robert Half International, Inc.*                      11,219
                                                                 -------
                                                                  59,354
                                                                 -------

            COMPUTERS 2.6%
    64,100  CDW Computer Centers, Inc.*                            3,974
   336,500  Tech Data Corporation*                                14,974
                                                                 -------
                                                                  18,948
                                                                 -------

            DATA PROCESSING 0.9%
   407,600  Axciom Corporation*                                    6,700
                                                                 -------

            DRUGS 2.8%
   423,900  Teva Pharmaceutical Industries, Ltd. ADR              19,819
                                                                 -------

            FINANCIAL SERVICES 8.8%
   120,800  Credit Acceptance Corporation*                           668
   528,100  Green Tree Financial Corporation                      22,246
   488,004  Quick and Reilly Group, Inc.                          17,751
   659,300  The Charles Schwab Corporation                        22,499
                                                                 -------
                                                                  63,164
                                                                 -------

            HEALTH CARE SERVICES & SUPPLIES 16.5%
   998,193  Health Management Associates, Inc. - Class A*         24,331
    42,400  HealthCare COMPARE Corporation*                        2,279
    83,100  HBO & Company                                          3,615
   357,600  Lincare Holdings, Inc.*                               19,176
   674,950  MedPartners, Inc.*                                    17,169
   466,800  PhyCor, Inc.*                                         10,766
   223,150  Quorum Health Group, Inc.*                             5,418
   413,000  Shared Medical Systems Corporation                    22,612
   466,100  Vencor, Inc.*                                         12,585
                                                                 -------
                                                                 117,951
                                                                 -------

            HOSPITAL SUPPLIES & SERVICES .2%
    58,900  Omnicare, Inc.                                         1,637
                                                                 -------

            HOUSING 1.3%
   429,900  Toll Brothers, Inc.*                                   9,511
                                                                 -------


     Number                                                   Market Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            INSURANCE 14.3%
   556,200  AMBAC, Inc.                                         $ 23,499
   305,300  MGIC Investment Corporation                           18,413
   493,475  Protective Life Corporation                           26,092
   497,900  ReliaStar Financial Corporation                       18,609
   194,900  Vesta Insurance Group, Inc.                           11,329
   152,800  Western National Corporation                           4,403
                                                                 -------
                                                                 102,345
                                                                 -------

            LODGING .2%
    64,900  Mirage Resorts, Inc.*                                  1,623
                                                                 -------

            MEDICAL INSTRUMENTS 1.6%
   160,000  Sofamor Danek Group, Inc.*                            11,020
                                                                 -------

            OIL & GAS - DOMESTIC 1.8%
    15,600  NGC Corporation                                          296
    62,800  Pogo Producing Company                                 2,273
   174,550  Tejas Gas Corporation*                                10,462
                                                                 -------
                                                                  13,031
                                                                 -------

            POLLUTION CONTROL 2.7%
   342,323  Philip Services Corp.*                                 5,991
   368,800  USA Waste Services, Inc.*                             13,646
                                                                 -------
                                                                  19,637
                                                                 -------

            RAILROADS 1.3%
   296,600  Wisconsin Central Transportation Corporation*          9,232
                                                                 -------

            RETAIL 8.9%
   482,500  Bed Bath and Beyond, Inc.*                            15,319
   549,118  Dollar General Corporation                            18,155
   538,600  General Nutrition Companies, Inc.*                    16,967
   120,000  The Men's Wearhouse, Inc.*                             4,650
    51,800  MSC Industrial Direct Co., Inc. - Class A*             2,156
   230,500  Stein Mart, Inc.*                                      6,742
                                                                 -------
                                                                  63,989
                                                                 -------

            SCHOOLS 0.8%
   134,300  Apollo Group, Inc.*                                    5,674
                                                                 -------

            SECURITY SERVICES 1.4%
   317,700  Corrections Corporation of America*                    9,690
                                                                 -------

            SEMICONDUCTORS 6.9%
   368,500  Altera Corporation*                                   16,352
   332,100  Lattice Semiconductor Corporation*                    16,626
    91,200  Maxim Integrated Products*                             6,033
   313,900  Xilinx, Inc.*                                         10,712
                                                                 -------
                                                                  49,723
                                                                 -------


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

                                                                 Market
     Number                                                       Value
    of Shares                                                (in thousands)
    ---------                                                --------------

            SOFTWARE 6.2%
   328,500  Cadence Design Systems, Inc.*                       $ 17,493
   319,700  Cambridge Technologies Partners, Inc.*                11,669
   307,500  McAfee Associates, Inc.*                              15,298
                                                                 -------
                                                                  44,460
                                                                 -------

            TELECOMMUNICATIONS EQUIPMENT 4.4%
   448,600  ADC Telecommunications*                               14,860
   294,900  ECI Telecommunications Limited                         8,147
   155,200  CIENA Corporation*                                     8,536
                                                                 -------
                                                                  31,543
                                                                 -------

            TEXTILES & APPAREL 3.2%
   232,500  Jones Apparel Group, Inc.*                            11,828
   299,500  Ross Stores, Inc.                                     11,194
                                                                 -------
                                                                  23,022
                                                                 -------

            Total Common Stock (Cost $514,916)                   688,115
                                                                 -------


     Number                                                      Market
    of Shares                                                     Value
 (in thousands)                                              (in thousands)
 --------------                                              --------------

          SHORT-TERM INVESTMENTS 4.6%
          INVESTMENT COMPANIES 4.6%
     47   Financial Square Prime Obligation Fund                $     47
 33,083   Short-Term Investments Co. Liquid Assets Portfolio      33,083
                                                                 -------

          Total Investment Companies (Cost $33,130)               33,130
                                                                 -------

          Total Short-Term Investments (Cost $33,130)             33,130
                                                                 -------
          Total Investments (Cost $548,046) 100.6%               721,245
                                                                 -------

          Liabilities, less Other Assets (0.6)%                  (4,821)
                                                                 -------

          TOTAL NET ASSETS 100.0%                               $716,424
                                                                ========

          * Non-income producing

                     See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Number                                                              Market
   of Shares                                 Industry                    Value
   ---------                                 --------                   ------

            COMMON AND PREFERRED STOCKS 89.3%

            ARGENTINA 1.4%
    21,000  Banco Rio de La Plata SA ADR *   Banks                    $  220,500
    12,000  Telefonica de Argentina SA ADR   Telecommunications          324,140
    37,000  Transportadora de Gas del
               Sur SA ADR                    Natural Gas - Pipeline      349,188
                                                                       ---------
                                                                         893,828
                                                                       ---------
            AUSTRALIA 3.1%
    44,300  Australian Gas Light
               Company Ltd.                  Oil & Gas - International   296,647
   254,622  Burns, Philp & Company Ltd.      Food & Beverage             134,608
    59,164  Cole Myer Ltd.                   Retail - Miscellaneous      285,251
   107,391  Pacific Dunlop Ltd.              Diversified Manufacturing   229,893
    44,722  Email Limited                    Diversified Manufacturing   119,159
   159,370  GIO Australia Holdings Limited   Insurance                   408,903
    20,000  National Australia Bank Ltd.     Banks                       274,197
    85,100  Pioneer International Limited    Building/Cement Products    225,543
       183  Stockland Trust Group            Real Estate                     427
     1,558  Westfield Trust                  Real Estate                   2,976
                                                                       ---------
                                                                       1,977,604
                                                                       ---------

            AUSTRIA 1.6%
     3,900  Boehler- Uddeholm AG             Steel                       280,090
     1,520  Creditanstalt-Bankverein         Banks                       100,756
       300  Bank Austria AG - Vorzug         Banks                        14,116
    14,287  Bank Austria AG *                Banks                       653,379
                                                                       ---------
                                                                       1,048,341
                                                                       ---------

            BELGIUM 1.0%
     6,210  Delhaize-Le Lion, SA             Retail - Food               294,694
     5,665  Solvay SA *                      Chemicals                   341,423
                                                                       ---------
                                                                         636,117
                                                                       ---------

            BRAZIL 1.2%
    15,000  Aracruz Celulose SA ADR          Paper & Related Products    225,000
   160,000  Rhodia-Ster SAGDR*               Chemicals                   290,256
     2,500  Telecomunicacoes Brasileiras
               SA-Telebras ADR               Telecommunications          252,500
                                                                       ---------
                                                                         767,756
                                                                       ---------

            CANADA 1.3%
    27,000  Moore Corporation Ltd.           Business Services           437,062
    25,000  Noranda Forest, Inc.             Building Products - Wood    158,804
    50,000  Primex Forest Products Ltd.      Building Products - Wood    248,409
                                                                       ---------
                                                                         844,275
                                                                       ---------

            CHINA 0.5%
    47,000  Shandong Huaneng Power
               Company Ltd. ADR              Electric Utility            349,561
                                                                       ---------

            CZECH REPUBLIC 2.9%
    10,500  The Czech Power Company *        Electric Power Company      334,142
    38,500  Komercni Banka A.S. ADR          Banks                       563,409
     4,500  SPT Telecom AS *                 Telecommunications          518,260
    16,000  Skoda Plzen AS *                 Building & Construction     417,033
                                                                       ---------
                                                                       1,832,844
                                                                       ---------
                     See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    Number                                                              Market
   of Shares                                 Industry                    Value
   ---------                                 --------                   ------

            DENMARK 2.3%
     3,055  Den Danske Bank                  Banks                    $  345,098
    10,000  Tele Danmark AS                  Telecommunications          587,705
     7,565  Unidanmark AS                    Financial Services          511,578
                                                                       ---------
                                                                       1,444,381
                                                                       ---------

            FINLAND 1.8%
     2,500  Kone Corporation                 Machinery - Electrical      297,546
    50,200  Kemira Oyj                       Chemicals                   510,037
    70,520  Merita Ltd.                      Financial Services          345,280
                                                                       ---------
                                                                       1,152,863
                                                                       ---------

            FRANCE 4.7%
     3,500  Bail Investissement              Real Estate                 476,716
     2,150  Eridania Beghin-Say SA           Agricultural Products       310,022
    13,500  Banque Nationale de Paris        Banks                       598,068
        86  Havas SA                         Advertising                   5,678
    12,000  Scor                             Insurance                   558,509
     5,000  Elf Aquitaine SA                 Oil & Gas - International   620,218
     4,450  Unibail                          Real Estate                 425,206
                                                                       ---------
                                                                       2,994,417
                                                                       ---------

            GERMANY 2.8%
     1,650  Karstadt AG                      Retail                      575,196
     1,500  Viag AG                          Diversified Manufacturing   697,643
    13,500  Bilfinger & Berger Bau AG        Building & Construction     485,518
                                                                       ---------
                                                                       1,758,357
                                                                       ---------

            GREAT BRITAIN 15.4%
   215,000  BTR PLC                          Diversified Operations      732,785
   281,949  The BICC Group PLC               Wire & Cable Products       777,757
   105,000  British Telecommunciations PLC   Telecommunications          795,417
   254,850  Caradon PLC                      Building & Construction     811,981
       340  Costain Group PLC *              Building & Construction         234
    46,139  De La Rue PLC                    Office Supplies & Forms     329,599
   228,000  Hillsdown Holdings PLC           Food & Beverage             646,144
   195,000  House Of Fraser PLC              Retail                      699,771
    32,017  Hyder PLC                        Water, Power & Transport    482,936
   137,501  LucasVarity PLC                  Auto & Truck Components     470,374
    45,000  National Westminster Bank PLC    Banks                       650,470
    39,477  United Utilities PLC             Utility Services            479,943
   127,367  Pilkington PLC                   Glass                       322,509
       285  Railtrack Group PLC              Transportation - Railways     4,523
   190,000  Rolls-Royce PLC *                Aerospace & Aircraft        668,287
    78,024  Southern Electric PLC            Electricity - Distribution  597,932
    45,100  Thames Water PLC                 Water                       683,679
   349,209  Coats Viyella PLC                Textiles                    638,292
                                                                       ---------
                                                                       9,792,633
                                                                       ---------
                     See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

Number                                       Market
   of Shares                                 Industry                     Value
   ---------                                 --------                     ------

            HONG KONG 5.3%
   170,000  Cathay Pacific Airways           Airlines                 $  179,248
    65,000  Cheung Kong Ltd.                 Real Estate                 452,002
   500,000  Dairy Farm International
               Holdings Ltd.                 Retail - Food               395,000
   418,000  Giordano International Limited   Retail - Apparel/Shoes      154,124
   140,000  Guoco Group Ltd.                 Financial Services          306,100
   100,000  Jardine Matheson Holdings Ltd.   Diversified Operations      640,000
   980,000  Pacific Ports Company Ltd. *     Traffic Management          177,502
   142,000  Peregrine Investments
               Holdings Limited              Financial Services          139,621
   470,000  Swire Pacific Ltd.               Diversified Operations      498,609
   386,300  Tai Cheung Holdings Ltd.         Real Estate                 187,415
    54,390  Wing Lung Bank                   Banks                       232,210
                                                                       ---------
                                                                       3,361,831
                                                                       ---------

            INDIA 1.8%
    17,000  BSES Ltd. GDR                    Electric Utility            274,550
   130,000  Crompton & Greaves GDR           Electrical Equipment        260,000
   100,000  Indian Aluminum Company
               Ltd. GDR *                    Metal & Mineral             335,000
    20,000  Industrial Credit & Investment
               Corp of India Ltd. GDR        Investment                  285,000
                                                                       ---------
                                                                       1,154,550
                                                                       ---------

            INDONESIA 1.0%
   175,000  PT Indosat                       Telecommunications          394,417
   750,000  PT Pabrik Kertas Tjiwi Kimia     Paper & Related Products    275,659
                                                                       ---------
                                                                         670,076
                                                                       ---------

            IRELAND 0.4%
       111  Allied Irish Banks PLC           Banks                           943
        16  Fyffes PLC                       Food & Beverage                  25
    53,480  Irish Life PLC                   Insurance                   281,584
                                                                       ---------
                                                                         282,552
                                                                       ---------

            ISRAEL 0.9%
    26,000  Koor Industries Limited ADR      Telecommunications          557,375
                                                                       ---------

            ITALY 3.4%
   246,500  Banca Commerciale Italiana       Banks                       673,804
    48,600  Burgo SPA                        Paper & Related Products    290,999
       375  La Rinascente SPA                Retail - Food                 2,785
    65,000  Edison SPA                       Energy                      340,354
   250,000  Telecom Italia Mobile SPA        Telecommunications          513,268
   416,240  Montedison SPA                   Food & Beverage             338,380
                                                                       ---------
                                                                       2,159,590
                                                                       ---------

            JAPAN 6.2%
    15,000  Aoyamma Trading Co., Ltd.        Retail - Apparel/Shoes      402,845
     6,000  Chiyoda Corporation *            Building & Construction      11,474
    33,000  Daichi Pharmaceutical Co., Ltd.  Drugs                       469,194
    70,000  Daito Trust Construction Co.     Real Estate                 622,765
    79,000  Kyudenko Co., Ltd.               Electrical Engineering      506,435
   185,000  Marubeni Corporation             Distribution / Wholesale    578,365
    64,600  Nichido Fire & Marine Insurance  Insurance                   417,346
   120,000  Nippon Fire & Marine Insurance   Insurance                   462,958
   249,000  Showa Denko K.K.                 Chemicals                   449,264
        50  Toho Co., Ltd.                   Entertainment & Leisure       6,569
                                                                       ---------
                                                                       3,927,215
                                                                       ---------

                     See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

Number                                       Market
   of Shares                                 Industry                    Value
   ---------                                 --------                   ------

            MALAYSIA 0.9%
   120,000  AMMB Holdings Bhd              Investments                $  195,224
    45,000  Malakoff Bhd                   Agricultural Operations       107,463
       666  Malaysian Resources
               Corporation Bhd             Investments                       394
     2,500  Mulpha International Bhd       Investments                       634
   110,000  Road Builder (M) Holdings Bhd  Building &Construction        128,717
   204,000  Leader Universal Holdings Bhd  Investments                   124,227
                                                                       ---------
                                                                         556,659
                                                                       ---------

            MEXICO 0.7%
    51,000  Elamex SA de CV *              Manufacturing - Misc          452,625
                                                                       ---------

            NETHERLANDS 2.6%
     9,000  Ballast Nedam NV               Building & Construction       459,107
     5,000  Eriks Holdings NV              Diversified Operations        335,184
    18,500  European Vinyls Corporation
               International NV            Chemicals                     459,468
    11,922  Koninklijke Pakhoed NV         Storage & Transportation      390,699
                                                                       ---------
                                                                       1,644,458
                                                                       ---------

            NEW ZEALAND 1.6%
   671,575  Brierley Investments Limited   Diversified Operations        519,434
   130,100  Carter Holt Harvey Limited     Paper & Related Products      227,221
    81,329  Fisher & Paykel
               Industries Ltd.             Consumer Appliances           258,719
                                                                       ---------
                                                                       1,005,374
                                                                       ---------

            NORWAY 1.7%
     7,300  Aker RGI ASA                   Building Materials            134,516
     4,600  Kvaerner ASA                   Building & Construction       236,880
    15,000  Sparebanken NOR                Banks                         519,599
    10,500  Unitor ASA                     Marine Services               166,486
                                                                       ---------
                                                                       1,057,481
                                                                       ---------

            PAKISTAN 0.6%
     5,000  Pakistan Telecom
               Corporation 144A GDR        Telecommunications            410,739
                                                                       ---------

            PERU 0.6%
    70,000  Banco Wiese ADR *              Banks                         389,375
                                                                       ---------

            PHILIPPINES 0.5%
    80,000  Philippine National Bank*      Banks                         186,572
   630,000  Pilipino Telehone Corporation* Telecommunications            137,131
                                                                       ---------
                                                                         323,703
                                                                       ---------

            POLAND 0.6%
   145,000  Mostostal-Export SA ADR        Containers                    391,094
                                                                       ---------

                     See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

Number                                       Market
   of Shares                                 Industry                  Value
   ---------                                 --------                 ------

            PORTUGAL 1.2%
    22,000  Banco Totta & Acores, SA       Banks                    $  425,628
     9,000  Electricidade de Portugal,
               SA ADR *                    Electric Utility            314,438
                                                                     ---------
                                                                       740,066
                                                                     ---------

            RUSSIA 1.7%
    35,000  Irkutskenergo ADR              Electric Utility            485,975
     7,000  Lukoil Holding ADR             Oil & Gas - International   605,430
                                                                     ---------
                                                                     1,091,405
                                                                     ---------

            SINGAPORE 0.6%
    90,000  City Developments Limited      Real Estate                 377,617
                                                                     ---------

            SLOVAK REPUBLIC 2.3%
    13,000  Nafta Gbely AS                 Geological Exploration      507,568
    30,000  Slovakofarma 144A GDR          Health & Beauty Aids        265,500
    33,000  VSZ AS *                       Steel                       703,688
                                                                     ---------
                                                                     1,476,756
                                                                     ---------
            SOUTH AFRICA 1.5%
   100,000  Murray & Roberts Holdings
               Limited                     Building & Construction     187,013
    45,000  Sappi Limited                  Paper & Related Products    285,194
    20,000  Southvaal Holdings Limited     Gold Mining                 355,324
     3,500  Standard Bank Investment
               Corporation Limited         Banks                       148,363
                                                                     ---------
                                                                       975,894
                                                                     ---------

            SOUTH KOREA 1.0%
   165,000  Cho Hung Bank *                Banks                       602,250
                                                                     ---------

            SPAIN 4.9%
    11,300  Corporacion Bancaria de
               Espana SA                   Banks                       628,122
    10,450  Corporacion Mapfre             Insurance                   478,072
    63,500  Iberdrola SA                   Electricity - Distribution  760,113
     1,575  Inmobiliaria Metropolitana
               Vasco Central SA            Real Estate                  64,253
    15,000  Repsol SA                      Oil & Gas - International   629,472
    29,000  Banco Central
               Hispanoamericano SA         Banks                       542,653
                                                                     ---------
                                                                     3,102,685
                                                                     ---------

            SWEDEN 4.3%
     6,000  Electrolux AB                  Consumer Appliances         497,044
    12,300  Esselte                        Office Supplies & Forms     261,310
    27,000  Getinge Industrier AB          Medical Instruments         465,379
     7,100  Skandia Forsakrings AB         Insurance                   332,032
     4,400  Svenska Handelsbanken          Banks                       139,333
    48,000  ABB AB                         Rail Transit Systems        554,767
    12,800  Autoliv, Inc.                  Auto & Truck Components     513,934
                                                                     ---------
                                                                     2,763,799
                                                                     ---------

            SWITZERLAND 1.2%
       338  Holderbank                     Building Products           272,794
        70  Kuoni Reisen AG                Travel Services             265,686
       230  Schindler Holding AG           Electrical Machinery        254,478
                                                                     ---------
                                                                       792,958
                                                                     ---------

                     See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

Number                                     Market
    of Shares                              Industry                    Value
    ---------                              --------                   ------

            THAILAND 1.8%
   260,000  Land and House Public
               Company Limited             Real Estate             $   221,816
    35,000  The Siam Cement Public
               Company Limited             Building Products-Cement    291,773
   235,000  Thai Farmers Bank Public
               Company Limited             Banks                       630,103
                                                                     ---------
                                                                     1,143,692
                                                                     ---------

            Total Common and Preferred Stocks
               (Cost $62,550,081)                                   56,904,796
                                                                    ----------

            SENIOR SECURITIES 0.9%
    14,000  Telmex 11.25% Prides 5/15/98                               608,125
                                                                     ---------

            Total Senior Securities
               (Cost $694,262)                                         608,125
                                                                     ---------

            SHORT-TERM INVESTMENTS 9.5%
            INVESTMENT COMPANIES 2.0%
    88,000  Korea Fund, Inc.                                           720,500
        55  Thailand International Fund                                543,125
                                                                     ---------

            Total Investment Companies
               (Cost $1,765,289)                                     1,263,625
                                                                     ---------

   Principal
    Amount
(in thousands)
--------------

            VARIABLE RATE DEMAND NOTES 7.5%
    $4,751  Chase U.S.                                               4,750,776
                                                                     ---------

            Total Variable Rate Demand Notes
               (Cost $4,750,776)                                     4,750,776
                                                                     ---------

            Total Short-Term Investments
               (Cost $6,516,065)                                     6,014,401
                                                                     ---------

            Total Investments 99.7%
               (Cost $69,760,408)                                   63,527,322
                                                                     ---------

            Other Assets, Less Liabilities 0.3%                        180,479
                                                                     ---------

            TOTAL NET ASSETS 100%                                  $63,707,801
                                                                   ===========

            * Non-Income producing

                     See notes to the financial statements.



BALANCED FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION
   Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Fund, the Growth and Income Fund, the Equity Index Fund, the Growth Fund (formerly the MidCore Growth Fund), the Special Growth Fund, and the International Equity Fund (the "Funds") are separate, diversified investment portfolios of the Company. The Special Growth Fund commenced operations on December 28, 1989; the Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Fund commenced operations on March 30, 1992; the Growth Fund commenced operations on December 29, 1992; and the International Equity Fund commenced operations on April 28, 1994. The objective of the Balanced Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index. The objective of the Growth Fund is capital appreciation through investment in securities of medium- to large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of small- to medium-sized companies. The objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities which the Sub-Adviser believes are undervalued.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $25, $14 and $27 for the Balanced, Growth and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

   The Company has issued two classes of Fund shares in each of the Funds:Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly, for the Balanced, Growth and Income and Equity Index Funds and annually for the Growth, Special Growth and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities - The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.

i) Other - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. CAPITAL SHARE TRANSACTIONS
   Transactions, in thousands, of shares of the Funds were as follows:

                                              BALANCED              GROWTH AND INCOME              EQUITY INDEX
                                                FUND                      FUND                         FUND
                                              --------                  --------                     --------
                                        Amount       Shares        Amount       Shares        Amount         Shares
                                        ------       ------        ------       ------        ------         ------
YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                          $15,346           529      $43,063       1,218        $30,916            529
  Shares issued to owners in
     reinvestment of dividends           2,448            89        6,930         218          1,307             23
  Shares redeemed                      (6,070)         (211)     (11,682)       (328)        (8,112)          (137)
                                      --------      --------     --------    --------       --------       --------
  Net increase                         $11,724           407      $38,311       1,108        $24,111            415
                                      ========      ========     ========    ========       ========       ========

Series Institutional shares:
  Shares sold                          $67,590         2,347     $139,658       3,995       $133,310          2,298
  Shares issued to owners in
     revinvestment of dividends         10,877           394       20,195         632          6,369            115
  Shares redeemed                     (57,431)       (1,976)     (78,849)     (2,165)       (95,857)        (1,703)
                                      --------      --------     --------    --------       --------       --------
  Net increase                         $21,036           765      $81,004       2,462        $43,822            710
                                      ========      ========     ========    ========       ========       ========

YEAR ENDED OCTOBER 31, 1996:
Series A shares:
  Shares sold                          $ 7,996           296      $22,872         751        $19,090            418
  Shares issued to owners in
     reinvestment of dividends             923            35        2,501          90            638             14
  Shares redeemed                      (3,691)         (137)      (6,621)       (220)        (3,814)           (84)
                                      --------      --------     --------    --------       --------       --------
  Net increase                         $ 5,228           194      $18,752         621        $15,914            348
                                      ========      ========     ========    ========       ========       ========

Series Institutional shares:
  Shares sold                          $57,666         2,169      $60,451       2,000        $94,687          2,097
  Shares issued to owners in
     revinvestment of dividends          4,416           167        9,106         326          4,694            104
  Shares redeemed                     (46,623)       (1,749)     (41,195)     (1,359)       (60,130)        (1,272)
                                      --------      --------     --------    --------       --------       --------
  Net increase                         $15,459           587      $28,362         967        $39,251            929
                                      ========      ========     ========    ========       ========       ========

3.    CAPITAL SHARE TRANSACTIONS
      Transactions, in thousands, of shares of the Funds were as follows:

                                               GROWTH                SPECIAL GROWTH               INTERNATIONAL
                                                FUND                      FUND                     EQUITY FUND
                                              --------                  --------                     --------
                                        Amount       Shares        Amount       Shares        Amount         Shares
                                        ------       ------        ------       ------        ------         ------
YEAR ENDED OCTOBER 31, 1997:
Series A shares:
   Shares sold                         $ 8,130           250     $39,485          949         $4,828            226
   Shares issued to owners in
     reinvestment of dividends             727            24      13,955          370            116              6
   Shares redeemed                     (3,796)         (113)    (28,518)        (683)        (1,624)           (79)
                                      --------      --------    --------     --------       --------       --------
   Net increase                         $5,061           161     $24,922          636         $3,320            153
                                      ========      ========    ========     ========       ========       ========

Series Institutional shares:
   Shares sold                         $48,607         1,489    $164,735        3,973        $27,533          1,361
   Shares issued to owners in
     revinvestment of dividends          5,140           168      53,786        1,420          1,149             59
   Shares redeemed                    (53,475)       (1,641)   (181,632)      (4,277)        (9,612)          (476)
                                      --------      --------    --------     --------       --------       --------
   Net increase                           $272            16     $36,889        1,116        $19,070            944
                                      ========      ========    ========     ========       ========       ========

YEAR ENDED OCTOBER 31, 1996:
Series A shares:
   Shares sold                         $ 6,366           223    $ 32,914          823         $2,392            118
   Shares issued to owners in
     reinvestment of dividends               -             -       9,553          257             40              2
   Shares redeemed                     (1,982)          (69)    (20,050)        (501)          (387)           (19)
                                      --------      --------    --------     --------       --------       --------
   Net increase                         $4,384           154    $ 22,417          579         $2,045            101
                                      ========      ========    ========     ========       ========       ========

Series Institutional shares:
   Shares sold                         $43,852         1,555    $133,433        3,375        $15,332            756
   Shares issued to owners in
     revinvestment of dividends              -             -      42,665        1,144            713             37
   Shares redeemed                    (48,915)       (1,701)   (133,420)      (3,376)        (5,919)          (291)
                                      --------      --------    --------     --------       --------       --------
   Net increase                      $ (5,063)         (146)    $ 42,678        1,143        $10,126            502
                                      ========      ========    ========     ========       ========       ========


4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31 1997, were as follows:

                      BALANCED        GROWTH AND          EQUITY           GROWTH         SPECIAL          INTERNATIONAL
                        FUND          INCOME FUND       INDEX FUND          FUND        GROWTH FUND         EQUITY FUND
                      --------        -----------       ----------         ------       -----------         -----------
  Purchases:
    U.S. Government   $ 18,067               -                -                -                -                  -
    Other              114,023        $215,469          $73,753         $113,008         $626,201            $66,720
  Sales:
    U.S. Government     17,031               -                -                -                -                  -
    Other              105,738         115,904           29,889          131,045          633,559             50,721

Equity Index Fund transactions in futures contracts during the period October 31, 1996 to October 31, 1997, in thousands, were as follows:

                                                     AGGREGATE
                                   NUMBER OF       FACE VALUE OF
                                   CONTRACTS      CONTRACTS <F1>
                                   ----------     --------------

Outstanding at October 31, 1996          7           $  2,342
Contracts opened                       508            215,504
Contracts closed                     (460)          (192,392)
                                     -----          ---------
Outstanding at October 31, 1997         55           $ 25,454
                                     =====          =========

<F1> The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and gross unrealized depreciation, in thousands, as of October 31, 1997, were as follows:

                                    NUMBER OF         UNREALIZED
                                    CONTRACTS        DEPRECIATION
                                    ---------        ------------
S&P 500 Financial Futures Contract
Expiration date 12/97 <F2>             55                $44

<F2> At October 31, 1997, U.S. Treasury Bills of $1,492, in thousands, were held as collateral by the custodian in an initial margin account in connection with open futures contracts held by the Equity Index Fund.

At October 31, 1997, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                                 GROWTH        EQUITY                   SPECIAL     INTERNATIONAL
                                BALANCED     AND INCOME      INDEX       GROWTH         GROWTH          EQUITY
                                  FUND          FUND         FUND         FUND           FUND            FUND
                                --------     ----------     ------       ------        -------       -------------

Appreciation                     $36,768     $158,152     $157,916      $58,987        $193,289        $2,102
(Depreciation)                   (2,312)      (2,201)      (6,069)      (1,896)        (21,538)       (8,332)
                                 -------     --------     --------      -------        --------       -------
Net unrealized appreciation
  (depreciation) on investments  $34,456     $152,687     $152,083      $57,091        $171,751       (6,230)
                                 =======     ========     ========      =======        ========       =======

   At October 31, 1997, the cost of investments, in thousands, for federal income tax purposes was $173,726, $348,050, $240,282, $150,563, $549,494, and
$69,757 for the Balanced, Growth and Income, Equity Index, Growth, Special Growth and International Equity Funds, respectively.

   For the year ended October 31, 1997, the following percent of ordinary income dividends qualifies for the dividend received deduction available to corporate stockholders:Balanced Fund 8%, Growth and Income Fund 63%, Equity Index Fund 70% and Special Growth Fund 7%.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. Effective September 2, 1997, FIRMCOentered into a Sub-Advisory Agreement with Hansberger Global Investors (the "Sub-Adviser") for the International Equity Fund. Prior to September 2, 1997, FIRMCOhad entered into a sub-advisory agreement with State Street Global Advisors for the International Equity Fund. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

For the period ended October 31, 1997, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                         GROWTH      EQUITY          SPECIAL   INTERNATIONAL
             BALANCED  AND INCOME    INDEX   GROWTH  GROWTH        EQUITY
               FUND       FUND        FUND    FUND    FUND          FUND
             --------  ----------    ------  ------  -------   -------------
Annual Rate    0.75%     0.75%       0.25%   0.75%     0.75%     <F1><F2>
Fees waived     $335         -           -      $2         -         $371

<F1>FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.25% on the next $75 million and 1.10% of the Fund's average daily net assets in excess of $100 million.

<F2>Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's first $25 million of average daily net assets, 0.50% on the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

   Chase Manhattan Bank serves as custodian for the International Equity Fund, and Firstar Trust Company, an affiliate of FIRMCO, serves as custodian for the remaining Funds. Firstar Trust Company serves as transfer agent and accounting services agent for all the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1997, $133, $287, $229, $147, $521 and $39 of administration fees, in thousands, were voluntarily waived for the Balanced, Growth and Income, Equity Index, Growth, Special Growth and International Equity Funds, respectively.

   The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Fund Series A Shares. Service Organization fees, in thousands, incurred by the Balanced, Growth and Income, Equity Index, Growth, Special Growth and International Equity Funds aggregated $88, $249, $147, $55, $331 and $12 respectively, for the year ended October 31, 1997.

   Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S.companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.Government.

7. DISTRIBUTIONS
   During the year ended October 31, 1997, the following Funds piad capital gain distributions (taxable as long-term capital gains) to both Series A and Series Institutional shareowners.

                           GROWTH    EQUITY            SPECIAL  INTERNATIONAL
             BALANCED    AND INCOME   INDEX    GROWTH  GROWTH       EQUITY
               FUND         FUND      FUND      FUND    FUND         FUND
               -----       -----      -----    -----    -----       -----
Per Share     $1.25       $1.98      $0.37    $1.30    $3.52        $0.36

   On November 10, 1997, the following Funds paid capital gain distributions (taxable as long-term gains) to both Series A and Series Institutional shareowners:

                              BALANCED      GROWTH   SPECIAL GROWTH
                                FUND         FUND         FUND
                               -----         -----       -----
Per Share                      $2.27         $4.73       $4.46

Percentage of capital gain
  distribution taxed at a
  minimum rate of 20%          56.41%        57.54%      51.43%


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PORTICO BALANCED FUND, THE PORTICO GROWTH AND INCOME FUND, THE PORTICO EQUITY INDEX FUND, THE PORTICO GROWTH FUND, THE PORTICO SPECIAL GROWTH FUND AND THE PORTICO INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Balanced Fund, the Portico Growth and Income Fund, the Portico Equity Index Fund, the Portico Growth Fund (formerly the Portico MidCore Growth Fund), the Portico Special Growth Fund and the Portico International Equity Fund (six of the portfolios of Portico Funds, Inc. (the "Funds")) at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the year ended October 31, 1997, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Milwaukee, Wisconsin
December 9, 1997

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-PORTICO FUNDS ARE AVAILABLE THROUGH:

 - the Portico Funds Center,

 - Investment Specialists who are registered representatives of Firstar Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

 - and through selected shareholder organizations.

This report is authorized for distribution only when pre ceded or accompanied by a current prospectus.

                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                            FOR ACCOUNT BALANCES AND
                               INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 EAST MICHIGAN STREET
                                 P.O. Box 3011
                            Milwaukee, WI 53201-3011

                                                             FORM #40-0200 12/97